________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________



                 a series of the Gardner Lewis Investment Trust






                               Annual Report 2000


                         FOR THE YEAR ENDED FEBRUARY 29






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                           THE CHESAPEAKE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Institutional Class closed the first quarter with a gain of 22.8%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------------
                                                         Annualized
---------------------------------------------------------------------------
                           Quarter                                Since
                             End        1 Year      5 Year      Inception
---------------------------------------------------------------------------
 The Chesapeake  Growth
Fund Institutional Shares   22.8%        89.0%       27.1%         25.5%
---------------------------------------------------------------------------

Historical performance for The Chesapeake Growth Fund Institutional Series has been calculated by using the performance of an original class of The Fund (known as the A Shares) from inception on April 6,1994 until the date of issuance of the new Institutional Series on April 7, 1995, and combining such performance with the performance of the Institutional Series since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Series A closed the first quarter with a gain of 22.8%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------------
                                                          Annualized
----------------------------------------------------------------------------
        The Chesapeake      Quarter                                Since
  Growth Fund Series A        End        1 Year      5 Year      Inception
----------------------------------------------------------------------------
Without the sales load
             deduction       22.8%        88.3%       26.7%         25.2%
----------------------------------------------------------------------------
    Net of the maximum
            sales load^1     19.1%        82.6%       25.9%         24.5%
----------------------------------------------------------------------------

1 The maximum sales load for the Fund is 3%. Historical performance for the Chesapeake Growth Fund Series A has been calculated by using the performance of the original class of The Fund now called the Institutional Shares) from inception on April 6, 1994 until the date of issuance of the new Series A Shares on April 7, 1995, and combining such performance with the performance of the Series A Shares since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Series C closed the first quarter with a gain of 22.0%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------
                                                    Annualized
---------------------------------------------------------------
                           Quarter                    Since
                             End        1 Year      Inception
---------------------------------------------------------------
      The Chesapeake
Growth Fund Series C        22.0%        84.6%        25.0%
---------------------------------------------------------------

The inception date of the Series C of the Fund was April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                      ____________________________________

                              THE CHESAPEAKE FUNDS
                      ____________________________________


                                                       April 3, 2000



Dear Shareholder:

         The Chesapeake Growth Fund Series D closed the first quarter with a gain of 22.6%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                        /s/ John L. Lewis, IV

W. Whitfield Gardner                            John L. Lewis, IV

                      ___________________________________

                           THE CHESAPEAKE GROWTH FUND
                      ___________________________________


                                 March 31, 2000

Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Growth Fund seeks capital appreciation through investments in small, medium, and large growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is in constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]:

     Apparel                      2.6%
     Business Services            5.1%
     Computer Software           13.4%
     Computers & Peripherals     10.5%
     Electronics/Instruments      8.3%
     Energy Services              7.3%
     Financial Services           2.2%
     Pharmaceuticals              5.5%
     Semiconductors & Related    20.4%
     Telecommunications          15.9%
     All Others                   9.0%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  Atmel Corp.                        4.6%
2.  EMC Corporation                    4.4%
3.  LSI Logic Corp.                    4.2%
4.  Jones Apparel Group, Inc.          2.6%
5.  Sun Microsystems, Inc.             2.6%
6.  JDS Uniphase, Inc.                 2.5%
7.  SDL, Inc.                          2.4%
8.  Scientific-Atlanta Inc.            2.4%
9.  Amkor Technology Inc.              2.2%
10. AES Corporation                    2.1%



Portfolio Characteristics
----------------------------------------------------

Overall Assets ($MM)                    370
Number of Companies                      79
5 Yr. Historical Earnings Growth        17%
Earnings Growth - net year              39%
P/E Ratio - next year                    49
  (Gardner Lewis earnings estimates)



Performance Summary
----------------------------------------------------
                                                          Annualized
----------------------------------------------------------------------------
        The Chesapeake      Quarter                                Since
  Growth Fund Series D        End        1 Year      5 Year      Inception
----------------------------------------------------------------------------
Without the sales load
             deduction       22.6%        87.2%       26.0%         24.7%
----------------------------------------------------------------------------
    Net of the maximum
            sales load^1     20.7%        84.4%       25.6%         24.3%
----------------------------------------------------------------------------

1 The maximum sales load for the Fund is 1.5%. Historical performance for the Chesapeake Growth Fund Series D has been calculated by using the performance of the original class of The Fund (known as the B shares) from inception on April 6, 1994 until the conversion into the new Series D Shares on April 7, 1995, and combining such performance with the performance of the Series D Shares since April 7, 1995. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.

                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                                                 ___________________________________

                                                     THE CHESAPEAKE GROWTH FUND
                                                 ___________________________________


                                                      PORTFOLIO OF INVESTMENTS
                                                             (unaudited)
                                                           March 31, 2000

-------------------------------------------------------------      -----------------------------------------------------------
Quantity    Security                            Market Value       Quantity  Security                            Market Value
=============================================================      ===========================================================
 127,700   ADC Telecommunications, Inc.           6,879,837          58,000  Human Genome Sciences                 4,817,625
  97,700   AES Corporation                        7,693,875          38,600  IBasis Inc.                           1,585,012
 229,000   Acxiom Corp.                           7,614,250          56,300  Infineon Technologies ADS             3,237,250
 149,500   Adaptec, Inc.                          5,774,437          88,700  Infonet Services Corp.                2,006,837
  36,400   Advanced Micro Devices, Inc.           2,077,075          25,900  Interwoven, Inc.                      2,842,525
  22,200   Aether Systems, Inc.                   4,029,300          76,600  JDS Uniphase, Inc.                    9,235,087
   4,300   Affymetrix                               638,281         299,200  Jones Apparel Group, Inc.             9,462,200
  61,400   Agile Software Corp.                   3,837,500          59,600  KLA-Tencor Corp.                      5,021,300
 168,200   Alza Corp.                             6,318,012          25,900  Keynote Systems Inc.                  2,648,275
 153,900   Amkor Technology Inc.                  8,166,319         210,300  LSI Logic Corp.                      15,273,037
  16,600   Applied Micro Circuits Corp.           2,491,037         146,500  MCI Worldcom Inc.                     6,638,281
  39,700   Aspect Development, Inc.               2,555,687          50,500  Nabors Industries, Inc.               1,960,031
 322,200   Atmel Corp.                           16,633,575         163,500  NextCard, Inc.                        2,501,039
  75,900   BEA Systems, Inc.                      5,569,162         100,000  Nova Corporation                      2,912,500
  41,800   BMC Software, Inc.                     2,063,875          95,300  Novellus Systems, Inc.                5,348,712
  42,900   Biomet, Inc.                           1,560,487         101,100  PerkinElmer, Inc.                     6,723,150
 146,100   Boston Scientific Corp.                3,113,756          28,000  Quest Software                        3,157,000
  43,600   Broadbased Software                    3,477,100         279,600  R & B Falcon Corp.                    5,504,625
  43,900   CNet Networks, Inc.                    2,225,181          49,900  Rare Medium Group, Inc.               2,201,837
 215,700   Cadence Design Systems                 4,448,812         241,600  Republic Services, Inc.               2,642,500
  86,600   Checkfree Holdings Corp.               6,105,300          55,000  Research In Motion Ltd.               5,857,500
  46,500   Ciena Corp.                            5,864,812          41,600  SDL, Inc.                             8,855,600
 108,100   Circuit City Stores, Inc.              6,580,587          35,000  SPX Corp.                             3,987,812
  42,500   Citrix Systems, Inc.                   2,815,625          35,000  Sandisk Corp.                         4,287,500
 103,300   Columbia/HCA Healthcare Corp.          2,614,781         137,800  Scientific-Atlanta, Inc.              8,715,850
  38,700   Commscope, Inc.                        1,768,106          57,700  Semtech Corp.                         3,696,406
  21,300   Comverse Technology, Inc.              4,025,700          77,800  St. Jude Medical, Inc.                2,008,212
  99,800   Conexant Systems, Inc.                 7,085,800         100,000  Sun Microsystems, Inc.                9,370,312
  46,000   Diamond Technology Partners            3,024,500          60,500  Symbol Technologies                   4,979,906
  30,100   Digex, Inc.                            3,339,219          38,750  System Software Associates, Inc.         58,125
  36,200   Digital Island, Inc.                   2,205,937          83,600  Tektronix, Inc.                       4,681,600
   6,100   E-Tek Dynamics, Inc.                   1,435,025          39,000  Tellabs, Inc.                         2,456,391
 128,400   EMC Corporation                       16,178,400          70,000  Transkaryotic Therapies               3,893,750
  91,500   EchoStar Communications                7,228,500          74,300  Transocean Sedco Forex, Inc.          3,812,519
  35,500   Efficient Networks, Inc.               5,529,125          67,200  US Internet Working                   2,604,000
  43,100   Extreme Networks, Inc.                 3,404,900          15,800  Via Networks, Inc.                      419,687
  63,500   Forest Laboratories, Inc.              5,365,750          22,100  Vitria Technology                     2,227,956
 109,300   Global Marine, Inc.                    2,773,487          87,000  Weatherford International, Inc        5,089,500
  22,900   Harmonic Inc.                          1,906,425          17,600  i2 Technologies, Inc.                 2,149,400
 110,400   Heller Financial                       2,539,200

                                                                             TOTAL EQUITY                        363,829,598

                                                                             CASH EQUIVALENT                       6,430,408

                                                                             TOTAL ASSETS                        370,260,007

                           THE CHESAPEAKE GROWTH FUND
                           Super-Institutional Shares

                   Performance Update - $50,000,000 Investment

                 For the period from June 12, 1996 (Commencement
                       of Operations) to February 29, 2000


[Line Graph]
--------------------------------------------------------------------------------
                 Super-
                 Institutional       S&P 500 Total         Russell 2000
                 Class               Return Index          Index
--------------------------------------------------------------------------------
06/12/1996       50,000,000.00       50,000,000.00         50,000,000.00
08/31/1996       44,816,484.00       48,940,746.00         46,588,155.00
11/30/1996       51,513,200.00       56,981,759.00         49,609,065.00
02/28/1997       52,446,877.00       59,969,752.00         50,634,550.00
05/31/1997       55,730,844.00       64,648,985.60         53,774,671.00
08/31/1997       64,713,458.00       68,834,820.81         59,999,176.00
11/30/1997       62,649,033.00       73,428,370.98         61,099,149.00
02/28/1998       65,766,812.00       80,962,184.29         65,841,141.00
05/31/1998       65,620,093.00       84,486,705.00         65,283,708.00
08/31/1998       48,160,527.00       74,406,542.00         48,468,547.00
11/30/1998       60,264,848.00       90,802,549.00         57,231,032.00
02/28/1999       62,923,801.00       96,941,275.00         56,630,169.00
05/31/1999       69,483,862.00      102,250,771.00         63,575,685.00
08/31/1999       70,690,309.00      104,038,621.00         62,599,929.00
11/30/1999       86,866,184.00      109,776,533.00         66,696,132.00
02/29/2000      132,830,714.00      108,311,865.00         85,104,292.00


This graph depicts the performance of The Chesapeake Growth Fund Super-Institutional Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------
       One Year            Three Years        Since Inception
-----------------------------------------------------------------
       111.10%                36.27%               30.06%
-----------------------------------------------------------------


The graph assumes an initial $50,000,000 investment at June 12, 1996. All dividends and distributions are reinvested.

At February 29, 2000, the Super-Institutional Shares of The Chesapeake Growth Fund would have grown to $132,830,714 - total investment return of 165.66% since June 12, 1996.

At February 29, 2000, a similar investment in the Russell 2000 Index have been worth $85,104,292 - total investment return of 70.21%; while a similar investment in the S&P 500 Total Return Index would have grown to $108,311,865 - total investment return of 116.62% since June 12, 1996. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Super-Institutional Shares of The Chesapeake Growth Fund would have increased in value by $69,906,913; the similar investment in the Russell 2000 Index would have increased in value by $28,474,123; while the similar investment in the NASDAQ Industrials Index would have increased in value by $57,660,500.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                              Institutional Shares

                   Performance Update - $1,000,000 Investment

                        For the period from April 6,1994
                  (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                 Institutional       S&P 500 Total      Russell 2000
                 Shares              Return Index       Index
--------------------------------------------------------------------------------
04/06/1994       1,000,000.00        1,000,000.00       1,000,000.00
05/31/1994       1,013,000.00        1,023,703.00         979,374.00
08/31/1994       1,058,200.00        1,073,692.00       1,010,961.00
11/30/1994       1,081,100.00        1,031,962.00         959,612.00
02/28/1995       1,128,600.00        1,116,296.00       1,008,015.00
05/31/1995       1,247,000.00        1,230,372.00       1,062,881.00
08/31/1995       1,535,000.00        1,303,973.00       1,204,901.00
11/30/1995       1,467,366.00        1,413,574.18       1,222,232.00
02/29/1996       1,463,316.00        1,503,656.41       1,291,575.00
05/31/1996       1,571,672.00        1,580,240.85       1,443,742.00
08/31/1996       1,408,631.00        1,548,169.98       1,337,421.00
11/30/1996       1,618,255.00        1,802,535.84       1,424,143.00
02/28/1997       1,646,610.00        1,897,056.68       1,453,582.00
05/31/1997       1,748,889.93        2,045,077.49       1,543,727.00
08/31/1997       2,030,413.61        2,177,490.36       1,722,415.00
11/30/1997       1,965,453.51        2,322,800.70       1,753,993.00
02/28/1998       2,062,398.96        2,561,122.03       1,890,122.00
05/31/1998       2,057,783.00        2,672,615.00       1,874,120.00
08/31/1998       1,509,579.00        2,353,744.00       1,391,402.00
11/30/1998       1,888,128.00        2,872,408.00       1,642,949.00
02/28/1999       1,969,483.00        3,066,598.00       1,625,700.00
05/31/1999       2,174,736.00        3,234,556.00       1,825,087.00
08/31/1999       2,211,515.00        3,291,112.00       1,797,076.00
11/30/1999       2,716,943.00        3,472,622.00       1,914,667.00
02/29/2000       4,153,848.00        3,426,290.00       2,443,116.00


This graph depicts the performance of The Chesapeake Growth Fund Institutional Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------
       One Year             Five Years        Since Inception
-----------------------------------------------------------------
       110.91%                29.74%               27.28%
-----------------------------------------------------------------


The graph assumes an initial $1,000,000 investment at April 6, 1994. All dividends and distributions are reinvested.

At February 29, 2000, the Institutional Shares of The Chesapeake Growth Fund would have grown to $4,153,848 - total investment return of 315.38% since April 6, 1994.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $2,443,116 - total investment return of 144.31%; while a similar investment in the S&P 500 Total Return Index would have grown to $3,426,290 - total investment return of 242.63% since April 6, 1994. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Institutional Shares of The Chesapeake Growth Fund would have increased in value by $2,184,365; the similar investment in the Russell 2000 Index would have increased in value by $817,416; while the similar investment in the NASDAQ Industrials Index would have increased in value by $1,719,684.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                            Series A Investor Shares

                    Performance Update - $25,000 Investment

                        For the period from April 7,1995
               (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                    Class A             Russell 2000         S&P 500 Total
                    Shares              Index                Return Index
--------------------------------------------------------------------------------
 04/07/1995         24,250.00           25,000.00            25,000.00
 05/31/1995         25,628.00           26,011.00            26,443.00
 08/31/1995         31,572.00           29,487.00            28,025.00
 11/30/1995         30,140.00           29,911.00            32,020.00
 02/29/1996         30,036.00           31,608.00            33,109.00
 05/31/1996         32,244.00           35,331.00            33,963.00
 08/31/1996         28,890.00           32,730.00            33,274.00
 11/30/1996         33,139.00           34,852.00            38,741.00
 02/28/1997         33,702.00           35,572.00            40,772.00
 05/31/1997         35,784.79           37,778.00            43,983.30
 08/31/1997         41,492.03           42,151.00            46,799.15
 11/30/1997         40,136.35           42,924.00            49,922.20
 02/28/1998         42,061.19           46,255.00            55,044.26
 05/31/1998         41,942.00           45,864.00            57,440.00
 08/31/1998         30,726.00           34,051.00            50,587.00
 11/30/1998         38,402.00           40,207.00            61,734.00
 02/28/1999         40,029.00           39,784.00            65,908.00
 05/31/1999         44,159.00           44,664.00            69,518.00
 08/31/1999         44,843.00           43,978.00            70,733.00
 11/30/1999         55,034.00           46,856.00            74,634.00
 02/29/2000         84,090.00           59,788.00            73,639.00


This graph depicts the performance of The Chesapeake Growth Fund Series A Investor Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------------------
                             One Year        Three Years    Since Inception
-----------------------------------------------------------------------------
     No Sales Load           110.07%           35.59%            28.88%
-----------------------------------------------------------------------------
 With 3.00% Sales Load       103.77%           34.23%            28.08%
-----------------------------------------------------------------------------


The graph assumes an initial $25,000 investment at April 7, 1995 ($24,250 after maximum sales load of 3.00%). All dividends and distributions are reinvested.

At February 29, 2000, the Series A Investor Shares of The Chesapeake Growth Fund would have grown to $84,090 - total investment return of 236.36% since April 7, 1995. Without the deduction of the 3.00% maximum sales load, the Series A Investor Shares of The Chesapeake Growth Fund would have grown to $86,691 - total investment return of 246.76% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $59,788 - total investment return of 139.15%; while a similar investment in the S&P 500 Total Return Index would have grown to $73,639 - total investment return of 194.55% since April 7, 1995. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Series A Investor Shares of The Chesapeake Growth Fund would have increased in value by $44,061; the similar investment in the Russell 2000 Index would have increased in value by $20,004; while the similar investment in the NASDAQ Industrials Index would have increased in value by $42,178.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                            Series C Investor Shares

                    Performance Update - $25,000 Investment

                        For the period from April 7,1995
               (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                   Class C             Russell 2000              S&P 500 Total
                   Shares              Index                     Return Index
--------------------------------------------------------------------------------
 04/07/1995        25,000.00           25,000.00                 25,000.00
 05/31/1995        26,421.00           26,011.00                 26,443.00
 08/31/1995        32,528.00           29,487.00                 28,025.00
 11/30/1995        30,966.00           29,911.00                 32,020.00
 02/29/1996        30,794.00           31,608.00                 33,109.00
 05/31/1996        33,028.00           35,331.00                 33,963.00
 08/31/1996        29,506.00           32,730.00                 33,274.00
 11/30/1996        33,779.00           34,852.00                 38,741.00
 02/28/1997        34,273.00           35,572.00                 40,772.00
 05/31/1997        36,291.80           37,778.00                 43,983.30
 08/31/1997        41,982.53           42,151.00                 46,799.15
 11/30/1997        40,367.70           42,924.00                 49,922.20
 02/28/1998        42,137.78           46,255.00                 55,044.26
 05/31/1998        41,818.00           45,864.00                 57,440.00
 08/31/1998        30,485.00           34,051.00                 50,587.00
 11/30/1998        37,885.00           40,207.00                 61,734.00
 02/28/1999        39,323.00           39,784.00                 65,908.00
 05/31/1999        43,222.00           44,664.00                 69,518.00
 08/31/1999        43,678.00           43,978.00                 70,733.00
 11/30/1999        53,374.00           46,856.00                 74,634.00
 02/29/2000        81,016.00           59,788.00                 73,639.00


This graph depicts the performance of The Chesapeake Growth Fund Series C Investor Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------
       One Year            Three Years        Since Inception
-----------------------------------------------------------------
       106.03%                33.18%               27.11%
-----------------------------------------------------------------


The graph assumes an initial $25,000 investment at April 7, 1995. All dividends and distributions are reinvested.

At February 29, 2000, the Series C Investor Shares of The Chesapeake Growth Fund would have grown to $81,016 - total investment return of 224.06% since April 7, 1995.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $59,788 - total investment return of 139.15%; while a similar investment in the S&P 500 Total Return Index would have grown to $73,639 - total investment return of 194.55% since April 7, 1995. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Series C Investor Shares of The Chesapeake Growth Fund would have increased in value by $41,693; the similar investment in the Russell 2000 Index would have increased in value by $20,004; while the similar investment in the NASDAQ Industrials Index would have increased in value by $42,178.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                           THE CHESAPEAKE GROWTH FUND
                            Series D Investor Shares

                    Performance Update - $25,000 Investment

                        For the period from April 7,1995
               (Commencement of Operations) to February 29, 2000


[LINE GRAPH]
--------------------------------------------------------------------------------
                 Series D            Russell 2000         S&P 500 Total
                 Investor Shares     Index                Return Index
--------------------------------------------------------------------------------
04/07/1995       24,625.00           25,000.00            25,000.00
05/31/1995       26,045.00           26,011.00            26,443.00
08/31/1995       32,040.00           29,487.00            28,025.00
11/30/1995       30,606.00           29,911.00            32,020.00
02/29/1996       30,479.00           31,608.00            33,109.00
05/31/1996       32,700.00           35,331.00            33,963.00
08/31/1996       29,231.00           32,730.00            33,274.00
11/30/1996       33,504.00           34,852.00            38,741.00
02/28/1997       34,012.00           35,572.00            40,772.00
05/31/1997       36,084.35           37,778.00            43,983.30
08/31/1997       41,795.24           42,151.00            46,799.15
11/30/1997       40,310.49           42,924.00            49,922.20
02/28/1998       42,195.51           46,255.00            55,044.26
05/31/1998       42,002.00           45,864.00            57,440.00
08/31/1998       30,740.00           34,051.00            50,587.00
11/30/1998       38,353.00           40,207.00            61,734.00
02/28/1999       39,912.00           39,784.00            65,908.00
05/31/1999       43,965.00           44,664.00            69,518.00
08/31/1999       44,587.00           43,978.00            70,733.00
11/30/1999       54,657.00           46,856.00            74,634.00
02/29/2000       83,370.00           59,788.00            73,639.00


This graph depicts the performance of The Chesapeake Growth Fund Series D Investor Shares versus the Russell 2000 Index and the S&P 500 Total Return Index. It is important to note that The Chesapeake Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------------------------------------------
                             One Year        Three Years    Since Inception
-----------------------------------------------------------------------------
     No Sales Load           108.89%           34.80%            28.25%
-----------------------------------------------------------------------------
 With 1.50% Sales Load       105.75%           34.12%            27.86%
-----------------------------------------------------------------------------


The graph assumes an initial $25,000 investment at April 7, 1995 ($24,625 after maximum sales load of 1.50%). All dividends and distributions are reinvested.

At February 29, 2000, the Series D Investor Shares of The Chesapeake Growth Fund would have grown to $83,370 - total investment return of 233.48% since April 7, 1995. Without the deduction of the 1.50% maximum sales load, the Series D Investor Shares of The Chesapeake Growth Fund would have grown to $84,639 - total investment return of 238.56% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

At February 29, 2000, a similar investment in the Russell 2000 Index would have grown to $59,788 - total investment return of 139.15%; while a similar investment in the S&P 500 Total Return Index would have grown to $73,639 - total investment return of 194.55% since April 7, 1995. The Russell 2000 Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Index is a more accurate comparison to The Chesapeake Growth Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended February 29, 2000, the investment in the Series D Investor Shares of The Chesapeake Growth Fund would have increased in value by $43,458; the similar investment in the Russell 2000 Index would have increased in value by $20,004; while the similar investment in the NASDAQ Industrials Index would have increased in value by $42,178

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.



                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 98.86%

       Apparel Manufacturing - 1.48%
         (a)Jones Apparel Group, Inc. ..............................................               265,300               $ 6,002,412
                                                                                                                         -----------

       Commercial Services - 1.35%
         (a)Diamond Technology Partners Incorporated ...............................                46,000                 3,145,250
         (a)NOVA Corporation .......................................................               100,000                 2,306,250
                                                                                                                         -----------
                                                                                                                           5,451,500
                                                                                                                         -----------
       Computers - 9.07%
         (a)Adaptec, Inc. ..........................................................               149,500                 6,129,500
         (a)Advanced Micro Devices, Inc. ...........................................                36,400                 1,424,150
         (a)EMC Corporation ........................................................               131,400                15,636,600
         (a)SanDisk Corporation ....................................................                44,200                 3,933,800
         (a)Sun Microsystems, Inc. .................................................               100,000                 9,525,000
                                                                                                                         -----------
                                                                                                                          36,649,050
                                                                                                                         -----------
       Computer Software & Services - 20.34%
         (a)Acxiom Corporation .....................................................               194,500                 5,616,187
         (a)Aspect Development, Inc. ...............................................                32,400                 4,823,550
         (a)BEA Systems, Inc. ......................................................                80,900                10,238,906
         (a)BMC Software, Inc. .....................................................                82,500                 3,795,000
         (a)Broadbase Software, Inc. ...............................................                31,600                 4,785,425
         (a)CNET, Inc. .............................................................                43,900                 2,935,812
         (a)Cabeltron Systems, Inc. ................................................                94,600                 4,635,400
         (a)Cadence Design Systems, Inc. ...........................................               215,700                 4,300,519
         (a)CheckFree Holdings Corporation .........................................                86,600                 7,615,387
         (a)Citrix Systems, Inc. ...................................................                42,500                 4,481,094
         (a)Digex, Inc. ............................................................                30,100                 4,876,200
         (a)i2 Technologies, Inc. ..................................................                33,800                 5,526,300
         (a)Interwoven, Inc. .......................................................                30,500                 4,559,750
         (a)Keynote Systems, Inc. ..................................................                26,200                 4,290,250
         (a)Macromedia, Inc. .......................................................                34,800                 3,008,025
            System Software Associates, Inc. .......................................                38,750                    48,438
         (a)USinternetworking, Inc. ................................................                45,300                 3,023,775
         (a)VA Linux Systems, Inc. .................................................                 5,100                   538,688
         (a)VIA NET.WORKS, Inc. ....................................................                17,700                 1,168,200
         (a)Vitria Technology, Inc. ................................................                10,400                 1,961,700
                                                                                                                         -----------
                                                                                                                          82,228,606
                                                                                                                         -----------
       Electronics - 4.03%
         (a)Novellus Systems, Inc. .................................................                96,300                 5,711,794
            Symbol Technologies, Inc. ..............................................                60,500                 5,755,063
            Tektronix, Inc. ........................................................                83,600                 4,838,350
                                                                                                                         -----------
                                                                                                                          16,305,207
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Electronics - Semiconductor - 15.84%
         (a)Amkor Technology .......................................................                153,900              $ 7,993,181
         (a)Applied Micro Circuits Corporation .....................................                  8,300                2,283,019
         (a)Atmel Corporation ......................................................                326,000               16,137,000
         (a)Conexant Systems, Inc. .................................................                103,800               10,198,350
         (a)KLA Tencor Corporation .................................................                 59,600                4,645,075
         (a)LSI Logic Corporation ..................................................                214,400               13,721,600
         (a)SDL, Inc. ..............................................................                 22,100                9,061,000
                                                                                                                         -----------
                                                                                                                          64,039,225
                                                                                                                         -----------
       Environmental Control - 0.65%
         (a)Republic Services, Inc. ................................................                244,600                2,629,450
                                                                                                                         -----------

       Financial - Consumer Credit - 0.92%
         (a)NextCard, Inc. .........................................................                163,500                3,699,187
                                                                                                                         -----------

       Financial Services - 0.34%
            Heller Financial, Inc. .................................................                 72,700                1,367,669
                                                                                                                         -----------

       Medical - Biotechnology - 5.85%
         (a)Affymetrix, Inc. .......................................................                 25,700                7,443,363
         (a)Human Genome Sciences, Inc. ............................................                 58,000               12,658,500
         (a)Transkaryotic Therapies, Inc. ..........................................                 70,600                3,538,825
                                                                                                                         -----------
                                                                                                                          23,640,688
                                                                                                                         -----------
       Medical - Hospital Management & Services - 0.50%
            Columbia/HCA Healthcare Corporation ....................................                105,300                2,040,187
                                                                                                                         -----------

       Medical Supplies - 1.52%
            Biomet, Inc. ...........................................................                 44,000                1,452,000
         (a)Boston Scientific Corporation ..........................................                146,100                2,666,325
         (a)St. Jude Medical, Inc. .................................................                 77,800                2,037,388
                                                                                                                         -----------
                                                                                                                           6,155,713
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 3.30%
         (a)Global Marine Inc. .....................................................                109,300                2,452,419
         (a)R&B Falcon Corporation .................................................                216,300                3,339,131
            Transocean Sedco Forex Inc. ............................................                 74,300                2,930,206
         (a)Weatherford International, Inc. ........................................                103,100                4,639,500
                                                                                                                         -----------
                                                                                                                          13,361,256
                                                                                                                         -----------




                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Pharmaceuticals - 2.87%
         (a)Alza Corporation .......................................................               173,200               $ 6,354,275
         (a)Forest Laboratories, Inc. ..............................................                67,500                 4,606,875
         (a)Gilead Sciences, Inc. ..................................................                 8,600                   657,900
                                                                                                                         -----------
                                                                                                                          11,619,050
                                                                                                                         -----------
       Retail - Apparel - 0.15%
         (a)American Eagle Outfitters, Inc. ........................................                23,500                   599,250
                                                                                                                         -----------

       Retail - Department Stores - 0.49%
         (a)Ames Department Stores, Inc. ...........................................               139,400                 1,969,025
                                                                                                                         -----------

       Retail - Specialty Line - 1.62%
            Circuit City Stores-Circuit City Group .................................               109,100                 4,404,913
            Tandy Corporation ......................................................                56,500                 2,147,000
                                                                                                                         -----------
                                                                                                                           6,551,913
                                                                                                                         -----------
       Scientific & Technical Instruments - 1.37%
            PerkinElmer, Inc. ......................................................                62,200                 4,019,675
         (a)Waters Corporation .....................................................                15,400                 1,510,162
                                                                                                                         -----------
                                                                                                                         -----------
                                                                                                                           5,529,837
                                                                                                                         -----------
       Telecommunications - 8.29%
         (a)CIENA Corporation ......................................................                47,000                 7,511,188
         (a)Digital Island .........................................................                37,200                 4,319,850
         (a)E-Tek Dynamics, Inc. ...................................................                11,300                 3,087,725
         (a)Harmonic Inc. ..........................................................                22,900                 3,135,869
         (a)Infonet Services Corporation ...........................................                88,700                 2,450,337
         (a)JDS Uniphase ...........................................................                40,300                10,629,125
         (a)Polycom, Inc. ..........................................................                20,300                 2,361,144
                                                                                                                         -----------
                                                                                                                          33,495,238
                                                                                                                         -----------
       Telecommunications Equipment - 15.16%
         (a)ADC Telecommunications, Inc. ...........................................               132,700                 5,954,912
         (a)CommScope, Inc. ........................................................                87,400                 3,403,138
         (a)Comverse Technology, Inc. ..............................................                21,300                 4,193,438
         (a)EchoStar Communications Corporation ....................................                46,000                 5,244,000
         (a)Efficient Networks, Inc. ...............................................                44,600                 7,191,750
         (a)Extreme Networks, Inc. .................................................                45,600                 5,073,000
         (a)Research in Motion Limited .............................................               127,100                17,190,275
            Scientific-Atlanta, Inc. ...............................................               108,800                11,172,400
         (a)Tellabs, Inc. ..........................................................                39,000                 1,872,000
                                                                                                                         -----------
                                                                                                                          61,294,913
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                        THE CHESAPEAKE GROWTH FUND

                                                         PORTFOLIO OF INVESTMENTS

                                                            February 29, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Utilities - Electric - 2.10%
         (a)The AES Corporation ...................................................                  101,200            $  8,481,825
                                                                                                                        ------------

       Utilities - Telecommunications - 1.62%
         (a)MCI WorldCom, Inc. ....................................................                  146,500               6,537,562
                                                                                                                        ------------

            Total Common Stocks (Cost $217,726,396) ...............................                                      399,648,763
                                                                                                                        ------------


INVESTMENT COMPANY - 0.11%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares ..............................                  434,134                 434,134
            (Cost $434,134)                                                                                             ------------


     Total Value of Investments (Cost $218,160,530 (b)) ...........................                   98.97%            $400,082,897
     Other Assets Less Liabilities ................................................                    1.03%               4,144,915
                                                                                                    --------            ------------
       Net Assets .................................................................                  100.00%            $404,227,812
                                                                                                    ========            ============


       (a)  Non-income producing investment.

       (b)  Aggreagate cost for federal income tax purposes is $218,216,162.  Unrealized appreciation  (depreciation) of investments for federal income tax purposes is as follows:


     Unrealized appreciation .......................................................                                   $193,107,846
     Unrealized depreciation .......................................................                                    (11,241,111)
                                                                                                                       ------------

                Net unrealized appreciation ........................................                                   $181,866,735
                                                                                                                       ============










See accompanying notes to financial statements

                                                      CHESAPEAKE GROWTH FUND

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                         February 29, 2000


ASSETS
       Investments, at value (cost $218,160,530) .......................................................                $400,082,897
       Income receivable ...............................................................................                      13,987
       Receivable for investments sold .................................................................                  14,616,621
       Receivable for fund shares sold .................................................................                       6,617
                                                                                                                        ------------

            Total assets ...............................................................................                 414,720,122
                                                                                                                        ------------

LIABILITIES
       Accrued expenses ................................................................................                      76,535
       Payable for investment purchases ................................................................                  10,377,065
       Disbursements in excess of cash on demand deposit ...............................................                      38,710
                                                                                                                        ------------

            Total liabilities ..........................................................................                  10,492,310
                                                                                                                        ------------

NET ASSETS .............................................................................................                $404,227,812
                                                                                                                        ============

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                $165,838,612
       Undistributed net realized gain on investments ..................................................                  56,466,833
       Net unrealized appreciation on investments ......................................................                 181,922,367
                                                                                                                        ------------
                                                                                                                        $404,227,812
                                                                                                                        ============

INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($120,416,083 / 3,640,047 shares outstanding) ..............................................                $      33.08
                                                                                                                        ============

SERIES A INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($33,199,556 / 1,022,492 shares outstanding) ...............................................                $      32.47
                                                                                                                        ============
       Maximum offering price per share (100 / 97 of $32.47) ...........................................                $      33.47
                                                                                                                        ============

SERIES C INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($1,952,445 / 64,957 shares outstanding) ...................................................                $      30.06
                                                                                                                        ============

SERIES D INVESTOR SHARES
       Net asset value, redemption and offering price per share
            ($9,832,303 / 311,247 shares outstanding) ..................................................                $      31.59
                                                                                                                        ============
       Maximum offering price per share (100 / 98.5 of $31.59) .........................................                $      32.07
                                                                                                                        ============

SUPER-INSTITUTIONAL SHARES
       Net asset value, redemption and offering price per share
            ($238,827,425 / 7,172,151 shares outstanding) ..............................................                $      33.30
                                                                                                                        ============






See accompanying notes to financial statements

                                                       CHESAPEAKE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended February 29, 2000



INVESTMENT LOSS

       Income
            Dividends .....................................................................................           $     433,642
                                                                                                                      -------------

       Expenses
            Investment advisory fees (note 2) .............................................................               2,530,178
            Fund administration fees (note 2) .............................................................                 109,532
            Distribution fees - Series A (note 3) .........................................................                  60,943
            Distribution fees - Series C (note 3) .........................................................                  17,085
            Distribution fees - Series D (note 3) .........................................................                  35,088
            Custody fees ..................................................................................                  14,971
            Registration and filing administration fees (note 2) ..........................................                  22,716
            Fund accounting fees (note 2) .................................................................                  84,000
            Audit fees ....................................................................................                  17,280
            Legal fees ....................................................................................                  14,025
            Securities pricing fees .......................................................................                   5,045
            Shareholder administration fees (note 2) ......................................................                  50,000
            Shareholder recordkeeping fees ................................................................                  36,000
            Shareholder servicing expenses ................................................................                  12,796
            Registration and filing expenses ..............................................................                  22,679
            Printing expenses .............................................................................                  17,030
            Trustee fees and meeting expenses .............................................................                   8,174
            Other operating expenses ......................................................................                  35,797
                                                                                                                      -------------

                  Total expenses ..........................................................................               3,093,339
                                                                                                                      -------------

                  Less:
                       Expense reimbursements (note 5) ....................................................                 (81,282)
                       Shareholder administration fees waived - Series C (note 2) .........................                 (12,500)
                       Shareholder administration fees waived - Series D (note 2) .........................                 (12,500)
                                                                                                                      -------------

                  Net expenses ............................................................................               2,987,057
                                                                                                                      -------------

                       Net investment loss ................................................................              (2,553,415)
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .....................................................              74,143,440
       Increase in unrealized appreciation on investments .................................................             143,056,554
                                                                                                                      -------------

            Net realized and unrealized gain on investments ...............................................             217,199,994
                                                                                                                      -------------

                  Net increase in net assets resulting from operations ....................................           $ 214,646,579
                                                                                                                      =============





See accompanying notes to financial statements


                                                      CHESAPEAKE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Year ended     Year ended
                                                                                                         February 29,   February 28,
                                                                                                             2000           1999
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
     Operations
         Net investment loss .......................................................                      $(2,553,415)  $(2,000,912)
         Net realized gain (loss) from investment transactions .....................                       74,143,440      (496,959)
         Increase (decrease) in unrealized appreciation on investments .............                      143,056,554   (13,218,336)
                                                                                                         ------------   -----------
              Net increase (decrease) in net assets resulting from operations ......                      214,646,579   (15,716,207)
                                                                                                         ------------   -----------
     Distributions to shareholders from
         Distribution in excess of net realized gains ..............................                                0      (372,638)
         Net realized gain from investment transactions ............................                      (14,253,595)   (5,445,095)
                                                                                                         ------------   -----------
              Decrease in net assets resulting from distributions ..................                      (14,253,595)   (5,817,733)
                                                                                                         ------------   -----------
     Capital share transactions
         Decrease in net assets resulting from capital share transactions (a) ......                       (9,336,094)  (33,312,063)
                                                                                                         ------------   -----------
                   Total increase (decrease) in net assets .........................                      191,056,890   (54,846,003)
NET ASSETS
     Beginning of year .............................................................                      213,170,922   268,016,925
                                                                                                         ------------  ------------
     End of year ...................................................................                     $404,227,812  $213,170,922
                                                                                                         ============  ============



(a) A summary of capital share activity follows:

                                                                     --------------------------------------------------------------
                                                                               Year ended                       Year ended
                                                                            February 29, 2000                February 28, 1999
                                                                        Shares           Value           Shares         Value
                                                                     --------------------------------------------------------------


---------------------------------------------------------------------
                        Institutional Shares
---------------------------------------------------------------------
Shares sold                                                               466,088  $   10,224,819         793,937  $   13,750,824
Shares issued for reinvestment of distributions                           185,999       3,965,509          98,122       1,628,824
Shares redeemed                                                          (833,274)    (16,268,434)     (2,269,992)    (35,712,491)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (181,187) $   (2,078,106)     (1,377,933) $  (20,332,843)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series A Shares
---------------------------------------------------------------------
Shares sold                                                                45,720  $    1,042,915         115,434  $    1,960,607
Shares issued for reinvestment of distributions                            57,159       1,197,474          42,837         701,668
Shares redeemed                                                          (655,988)    (12,362,303)       (896,110)    (14,772,539)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (553,109) $  (10,121,914)       (737,839) $  (12,110,264)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series C Shares
---------------------------------------------------------------------
Shares sold                                                                 6,563  $      113,580           4,837  $       62,950
Shares issued for reinvestment of distributions                             7,682         150,104           4,820          74,850
Shares redeemed                                                          (125,773)     (2,408,595)        (98,489)     (1,609,034)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (111,528) $   (2,144,911)        (88,832) $   (1,471,234)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                          Series D Shares
---------------------------------------------------------------------
Shares sold                                                                 4,386  $       75,662           9,442  $      168,590
Shares issued for reinvestment of distributions                            18,187         371,374          14,142         226,988
Shares redeemed                                                          (213,709)     (3,787,932)       (177,343)     (2,861,271)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (191,136) $   (3,340,896)       (153,759) $   (2,465,693)
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                     Super-Institutional Shares
---------------------------------------------------------------------
Shares sold                                                                     0  $            0               0  $            0
Shares issued for reinvestment of distributions                           389,265       8,349,733         183,821       3,067,971
Shares redeemed                                                                 0               0               0               0
                                                                     -------------   -------------    ------------   -------------
     Net increase                                                         389,265  $    8,349,733         183,821  $    3,067,971
                                                                     =============   =============    ============   =============
---------------------------------------------------------------------
                            Fund Summary
---------------------------------------------------------------------
Shares sold                                                               522,757  $   11,456,976         923,650  $   15,942,971
Shares issued for reinvestment of distributions                           658,292      14,034,194         343,742       5,700,301
Shares redeemed                                                        (1,828,744)    (34,827,264)     (3,441,934)    (54,955,335)
                                                                     -------------   -------------    ------------   -------------
     Net decrease                                                        (647,695) $   (9,336,094)     (2,174,542) $  (33,312,063)
                                                                     =============   =============    ============   =============
See accompanying notes to financial statements


                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


                                                        Institutional Shares




------------------------------------------------------------------------------------------------------------------------------------
                                                                 Year ended   Year  ended  Year ended   Year ended   Year ended
                                                                 February 28, February 28, February 28, February 29, February 29,
                                                                 2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                $16.60      $17.86       $16.26       $14.45       $11.31

     Income (loss) from investment operations
       Net investment loss                                         (0.21)      (0.17)       (0.15)       (0.13)       (0.05)
       Net realized and unrealized gain (loss) on investments      17.92       (0.63)        4.22         1.94         3.38
                                                                 --------   ---------    ---------    ---------   ----------

         Total from investment operations                          17.71       (0.80)        4.07         1.81         3.33
                                                                 --------   ---------    ---------    ---------   ----------

     Distributions to shareholders from
       Net investment income                                       (0.00)       0.00         0.00         0.00        (0.11)
       Tax return of capital                                        0.00        0.00        (0.53)        0.00         0.00
       Distribution in excess of net realized gains                 0.00       (0.03)        0.00         0.00         0.00
       Net realized gain from investment transactions              (1.23)      (0.43)       (1.94)        0.00        (0.08)
                                                                 --------   ---------    ---------    ---------   ----------

         Total distributions                                       (1.23)      (0.46)       (2.47)        0.00        (0.19)
                                                                 --------   ---------    ---------    ---------   ----------

Net asset value, end of year                                      $33.08      $16.60       $17.86       $16.26       $14.45
                                                                 ========   =========    =========    =========   ==========

Total return (a)                                                  110.91 %     (4.51)%      25.25 %      12.53 %      29.66 %
                                                                 ========   =========    =========    =========   ==========

Ratios/supplemental data
     Net assets, end of year (000's)                             $120,416     $63,426      $92,858      $77,858      $80,252
                                                                 ========   =========    =========    =========   ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                1.21 %      1.22 %       1.19 %       1.23 %       1.65 %
       After expense reimbursements and waived fees                 1.17 %      1.15 %       1.16 %       1.22 %       1.49 %

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees               (1.03)%     (0.87)%      (0.90)%      (0.85)%      (0.98)%
       After expense reimbursements and waived fees                (1.00)%     (0.80)%      (0.88)%      (0.84)%      (0.82)%

     Portfolio turnover rate                                      165.92 %    121.48 %     105.60 %     126.44 %      99.33 %




(a)  Total return does not reflect payment of a sales charge.


See accompanying notes to financial statements                                                                          (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                     Super-Institutional Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                         period from
                                                                                                         June 12, 1996
                                                                                                         (commencement
                                                                  Year ended   Year ended   Year ended   of operations)
                                                                  February 29, February 28, February 28, February 29,
                                                                  2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                $16.68       $17.92       $16.29        $15.53

     Income (loss) from investment operations
       Net investment loss                                           (0.18)       (0.11)       (0.12)        (0.07)
       Net realized and unrealized gain (loss) on investments        18.03        (0.67)        4.22          0.83
                                                                 ---------    ---------   ----------    ----------

         Total from investment operations                            17.85        (0.78)        4.10          0.76
                                                                 ---------    ---------   ----------    ----------

     Distributions to shareholders from
       Net investment income                                         (0.00)        0.00         0.00          0.00
       Tax return of capital                                          0.00         0.00        (0.53)         0.00
       Distribution in excess of net realized gains                   0.00        (0.03)        0.00          0.00
       Net realized gain from investment transactions                (1.23)       (0.43)       (1.94)         0.00
                                                                 ---------   ----------   ----------    ----------

         Total distributions                                         (1.23)       (0.46)       (2.47)         0.00
                                                                 ---------   ----------   ----------    ----------

Net asset value, end of period                                      $33.30       $16.68       $17.92        $16.29
                                                                 =========   ==========   ==========    ==========

Total return (a)                                                    111.10 %      (4.32)%      25.40 %        4.89%(b)
                                                                 =========   ==========   ==========    ==========

Ratios/supplemental data
     Net assets, end of period (000's)                            $238,827     $113,148     $118,246       $94,340
                                                                 =========   ==========   ==========    ==========

     Ratio of expenses to average net assets
       Before expense reimbursements and waived fees                  1.08 %       1.05 %       1.06 %        1.08 %(c)
       After expense reimbursements and waived fees                   1.04 %       0.99 %       1.04 %        1.04 %(c)

     Ratio of net investment loss to average net assets
       Before expense reimbursements and waived fees                 (0.91)%      (0.71)%      (0.77)%       (0.75)%(c)
       After expense reimbursements and waived fees                  (0.87)%      (0.64)%      (0.75)%       (0.72)%(c)

     Portfolio turnover rate                                         165.92 %     121.48 %     105.60 %      126.44 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                     THE CHESAPEAKE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                          (For a Share Outstanding Throughout the Period)


                                                      Series A Investor Shares

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                    period from
                                                                                                                    April 7, 1995
                                                                                                                    (commencement
                                                                Year ended   Year ended   Year ended   Year ended   of operations)to
                                                                February 29, February 28, February 28, February 28, February 29,
                                                                2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                              $16.37       $17.69       $16.18       $14.42        $11.79

     Income (loss) from investment operations
        Net investment income loss                                 (0.33)       (0.24)       (0.21)       (0.18)        (0.06)
        Net realized and unrealized gain (loss) on investments     17.66        (0.62)        4.19         1.94          2.88
                                                                ---------    ---------    ---------   ----------   -----------

            Total from investment operations                       17.33        (0.86)        3.98         1.76          2.82
                                                                ---------    ---------    ---------   ----------   -----------

     Distributions to shareholders from
        Net investment income                                      (0.00)        0.00         0.00         0.00         (0.11)
        Tax return of capital                                       0.00         0.00        (0.53)        0.00          0.00
        Distribution in excess of net realized gains                0.00        (0.03)        0.00         0.00          0.00
        Net realized gain from investment transactions             (1.23)       (0.43)       (1.94)        0.00         (0.08)
                                                                ---------    ---------    ---------   ----------   -----------

            Total distributions                                    (1.23)       (0.46)       (2.47)        0.00         (0.19)
                                                                ---------    ---------    ---------   ----------   -----------

Net asset value, end of period                                    $32.47       $16.37       $17.69       $16.18        $14.42
                                                                =========    =========    =========   ==========   ===========

Total return (a)                                                  110.07 %      (4.83)%      24.80 %      12.21 %       23.86 %(b)
                                                                =========    =========    =========   ==========   ===========

Ratios/supplemental data
     Net assets, end of period (000's)                           $33,200      $25,797      $40,924      $39,376       $32,549
                                                                =========    =========    =========   ==========   ===========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees               1.59 %       1.60 %       1.55 %       1.54 %        1.88 %(c)
        After expense reimbursements and waived fees                1.56 %       1.53 %       1.52 %       1.53 %        1.71 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees              (1.41)%      (1.26)%      (1.27)%      (1.16)%       (1.20)%(c)
        After expense reimbursements and waived fees               (1.38)%      (1.18)%      (1.24)%      (1.15)%       (1.04)%(c)

     Portfolio turnover rate                                      165.92 %     121.48 %     105.60 %     126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                    THE CHESAPEAKE GROWTH FUND

                                                       FINANCIAL HIGHLIGHTS

                                         (For a Share Outstanding Throughout the Period)


                                                     Series C Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the
                                                                                                                   period from
                                                                                                                   April 7, 1995
                                                                                                                   (commencement
                                                               Year ended   Year ended   Year ended   Year ended   of operations)to
                                                               February 29, February 28, February 28, February 29, February 28,
                                                               2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                              $15.52       $17.12       $15.97      $14.34        $11.79

     Income (loss) from investment operations
        Net investment income loss                                 (1.14)       (0.60)       (0.52)      (0.29)        (0.12)
        Net realized and unrealized gain (loss) on investments     16.91        (0.54)        4.14        1.92          2.86
                                                               ---------    ---------    ---------    --------    ----------

            Total from investment operations                       15.77        (1.14)        3.62        1.63          2.74
                                                               ---------    ---------    ---------    --------    ----------

     Distributions to shareholders from
        Net investment income                                      (0.00)        0.00         0.00        0.00         (0.11)
        Tax return of capital                                       0.00         0.00        (0.53)       0.00          0.00
        Distribution in excess of net realized gains                0.00        (0.03)        0.00        0.00          0.00
        Net realized gain from investment transactions             (1.23)       (0.43)       (1.94)       0.00         (0.08)
                                                               ---------    ---------    ---------    --------    ----------

            Total distributions                                    (1.23)       (0.46)       (2.47)       0.00         (0.19)
                                                               ---------    ---------    ---------    --------    ----------

Net asset value, end of period                                    $30.06       $15.52       $17.12      $15.97        $14.34
                                                               =========    =========    =========    ========    ==========

Total return (a)                                                  106.03 %      (6.68)%      22.95 %     11.30 %       23.18 %(b)
                                                               =========    =========    =========    ========    ==========

Ratios/supplemental data
     Net assets, end of period (000's)                            $1,952       $2,740       $4,541      $9,192        $7,908
                                                               =========    =========    =========    ========    ==========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees              4.02 %       3.90 %       3.11 %      2.34 %        2.38 %(c)
        After expense reimbursements and waived fees               3.43 %       3.45 %       3.05 %      2.33 %        2.18 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees             (3.83)%      (3.55)%      (2.84)%     (1.97)%       (1.77)%(c)
        After expense reimbursements and waived fees              (3.25)%      (3.11)%      (2.78)%     (1.96)%       (1.57)%(c)

     Portfolio turnover rate                                     165.92 %     121.48 %     105.60 %    126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements                                                                           (Continued)

                                                      THE CHESAPEAKE GROWTH FUND

                                                         FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)


                                                       Series D Investor Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      For the
                                                                                                                      period from
                                                                                                                      April 7, 1995
                                                                                                                      (commencement
                                                                  Year ended   Year ended   Year ended   Year ended   of operations)
                                                                  Feruary 29,  February 28, February 28, February 28, February 29,
                                                                  2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                 $16.04      $17.45       $16.09       $14.41        $11.79

     Income (loss) from investment operations
        Net investment income loss                                    (0.44)      (0.34)       (0.32)       (0.29)        (0.11)
        Net realized and unrealized gain (loss) on investments        17.22       (0.61)        4.15         1.97          2.92
                                                                  ---------    --------     --------     --------     ---------

            Total from investment operations                          16.78       (0.95)        3.83         1.68          2.81
                                                                  ---------    --------     --------     --------     ---------

     Distributions to shareholders from
        Net investment income                                         (0.00)       0.00         0.00         0.00         (0.11)
        Tax return of capital                                          0.00        0.00        (0.53)        0.00          0.00
        Distribution in excess of net realized gains                   0.00       (0.03)        0.00         0.00          0.00
        Net realized gain from investment transactions                (1.23)      (0.43)       (1.94)        0.00         (0.08)
                                                                  ---------    --------     --------     --------     ---------

            Total distributions                                       (1.23)      (0.46)       (2.47)        0.00         (0.19)
                                                                  ---------    --------     --------     --------     ---------

Net asset value, end of period                                       $31.59      $16.04       $17.45       $16.09        $14.41
                                                                  =========    ========     ========     ========     =========

Total return (a)                                                     108.89 %     (5.41)%      24.06 %      11.59 %       23.77 %(b)
                                                                  =========    ========     ========     ========     =========

Ratios/supplemental data
     Net assets, end of period (000's)                               $9,832      $8,060      $11,448      $10,774       $11,929
                                                                  =========    ========     ========     ========     =========

     Ratio of expenses to average net assets
        Before expense reimbursements and waived fees                  2.33 %      2.34 %       2.22 %       2.02 %        2.13 %(c)
        After expense reimbursements and waived fees                   2.12 %      2.14 %       2.18 %       2.01 %        1.73 %(c)

     Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees                 (2.15)%     (2.00)%      (1.94)%      (1.64)%       (1.54)%(c)
        After expense reimbursements and waived fees                  (1.94)%     (1.79)%      (1.89)%      (1.63)%       (1.14)%(c)

     Portfolio turnover rate                                         165.92 %    121.48 %     105.60 %     126.44 %       99.33 %



(a)  Total return does not reflect payment of a sales charge.
(b)  Aggregate return.  Not annualized.
(c)  Annualized.

See accompanying notes to financial statements

                           THE CHESAPEAKE GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               February 29, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake  Growth Fund (the "Fund"),  formerly known as The Chesapeake
     Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust, an open-end investment company, was organized on August 12, 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The investment objective of the Fund is to seek capital appreciation through investments in equity securities of medium and large capitalization companies, consisting primarily of common and preferred stocks and securities convertible into common stocks. The Fund offers five classes of shares - Super-Institutional, Institutional, Investor Series A, Investor Series C, and Investor Series D. The Institutional Shares and Super-Institutional Shares are offered to institutional investors without a sales charge and bear no distribution and service fees. The Investor Shares are offered with a sales charge (except for Series C Shares) at different levels and bear distribution fees at different levels.

     Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and various expenses that can be attributed to specific class activity. Income, expenses (other than distribution and service fees, which are attributable to each class of Investor Shares based upon a set percentage of its net assets, and other expenses which can be traced to specific class activity), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges since the Trust shareholders vote in the aggregate, not by fund or class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of a particular fund or class. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last quoted sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



     Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.

     As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,553,415 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net realized gain on investments.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, generally payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year.

     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the average daily net assets for the Institutional Shares and for Series A, Series C, and Series D Investor Shares and receives a fee at the annual rate of 0.015% of the average daily net assets for the Super-institutional Shares. The Administrator also receives a monthly fee of $1,750 for the Institutional Shares and for Series A, Series C, and Series D Investor
     Shares for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator receives a fee of $12,500 per year for shareholder administration costs for the Institutional Shares and for Series A, Series C, and Series D Investor shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. The Administrator voluntarily waived a portion of its fees amounting to $25,000 for the fiscal year ended February 29, 2000. There can be no assurance that the foregoing voluntary fee waivers will continue.



                                                                     (Continued)

                           THE CHESAPEAKE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



     NC Shareholder Services, LLC (the "Transfer Agent") has been retained by the Administrator to serve as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made. For the fiscal year ended February 29, 2000, the Distributor retained sales charges in the amount of $470.

     Certain Trustees and officers of the Trust are also officers or directors of the Advisor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

     The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution plan with respect to all Investor Shares pursuant to Rule 12b-1 of the Act (the "Plan"). Rule 12b-1 regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

     The Plan provides that the Fund may incur certain costs, which may not exceed 0.25%, 0.75% and 0.50% per annum of the average daily net assets of Series A, Series C and Series D Investor Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor Shares of the Fund or support servicing of shareholder accounts.

     The Fund incurred $60,943, $17,085 and $35,088, net of waived fees, in distribution and service fees under the Plan with respect to Series A, Series C and Series D Investor Shares, respectively, for the fiscal year ended February 29, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $417,821,939 and $447,126,270, respectively, for the fiscal year ended February 29, 2000.


NOTE 5 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the fiscal year ended February 29, 2000, the Fund's expenses were reduced by $81,282 under this arrangement.


NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The Fund paid a total amount of $1.23 per share distributions for the year ended February 29, 2000, including $0.64 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment  Trust and  Shareholders of
  The Chesapeake Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Growth Fund, including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 29, 2000 and February 28, 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 29, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Growth Fund as of February 29, 2000, the results of its operations for the year ended, and the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
March 22, 2000

________________________________________________________________________________


                           THE CHESAPEAKE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust
























                        This Report has been prepared for
                     shareholders and may be distributed to
                    others only if preceded or accompanied by
                              a current prospectus.

________________________________________________________________________________


                         THE CHESAPEAKE CORE GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                               Annual Report 2000


                         FOR THE YEAR ENDED FEBRUARY 29






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                         THE CHESAPEAKE CORE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                       __________________________________

                              THE CHESAPEAKE FUNDS
                       __________________________________


                                                       April 3, 2000




Dear Shareholder:

         The Chesapeake Core Growth Fund closed the first quarter with a gain of 13.1%. This gain compares to gains of 2.3% and 7.1% for the S&P 500 and Russell 2000, respectively. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), and Core Growth (large cap) disciplines have each outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to most index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!



                                            Sincerely,

                                            /s/ W. Whitfield Gardner

                                            W. Whitfield Gardner

                  ____________________________________________

                        THE CHESAPEAKE CORE GROWTH FUND
                  ____________________________________________

                                 March 31, 2000


Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Core Growth Fund seeks capital appreciation through investments in large capitalization growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 15% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]

     Computer Software                             5.4%
     Computers & Peripherals                       8.9%
     Electronics/Instruments                       5.3%
     Energy Services                               8.9%
     Financial Services                           10.9%
     Machinery, Construction & Manufacturing       6.4%
     Networking                                    4.9%
     Pharmaceuticals                               6.7%
     Semiconductors & Related                     10.5%
     Telecommunications                           11.9%
     All Others                                   20.3%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
---------------------------------------
1.  EMC Corporation               5.6%
2.  Cisco Systems                 3.3%
3.  Enron Corporation             3.1%
4.  JDS Uniphase, Inc.            3.0%
5.  Amgen                         2.8%
6.  Citigroup, Inc.               2.7%
7.  Goldman Sachs, Inc.           2.7%
8.  Ciena Corp                    2.7%
9.  Tyco Industries, Inc.         2.7%
10. Oracle Corp.                  2.6%



Portfolio Characteristics
---------------------------------------
Number of Companies                  48
5 Yr. Historical Earnings Growth    16%
Earnings Growth - net year          25%
P/E Ratio - next year                36
  (Gardner Lewis earnings estimates)



Performance Summary
---------------------------------------
                                                Annualized
--------------------------------------------------------------------
                               Quarter                    Since
                                 End        1 Year      Inception
--------------------------------------------------------------------
          The Chesapeake
        Core Growth Fund         13.1%       60.3%       34.8%
--------------------------------------------------------------------

The inception date of the Fund was September 29, 1997. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                  Capital Investment Group, Inc., Distributor
                           Raleigh, NC (800)525-3863

                                        ____________________________________________

                                               THE CHESAPEAKE CORE GROWTH FUND
                                        ____________________________________________


                                                  PORTFOLIO OF INVESTMENTS
                                                         (unaudited)
                                                       March 31, 2000

------------------------------------------------------------      -----------------------------------------------------------
Quantity        Security                        Market Value       Quantity       Security                       Market Value
============================================================      ===========================================================
   5,000   ADC Telecommunications, Inc.            269,375           6,300   IMS Health Inc.                        106,706
   2,600   AES Corporation                         204,750           3,400   Infineon Technologies ADS              195,500
   4,200   AT&T                                    236,512           2,800   JDS Uniphase, Inc.                     337,575
   2,600   Agilent Technologies, Inc.              270,400           7,200   Jones Apparel Group, Inc.              227,700
   5,200   Amgen                                   319,150           6,222   MCI Worldcom Inc.                      281,934
   2,800   BEA Systems, Inc.                       205,450           5,300   Medtronic, Inc.                        272,619
   5,300   Banc One Corp.                          182,850           6,600   Nabors Industries, Inc.                256,162
   4,465   BankAmerica Corp.                       234,133           1,300   Nokia Corp.                            288,600
   3,500   Boeing Co.                              132,344           3,800   Oracle Corp.                           296,637
   6,600   Boston Scientific Corp.                 140,662           2,800   Pharmacia & Upjohn Inc.                166,600
     900   CMGI, Inc.                              101,981           1,300   SDL, Inc.                              276,737
   2,800   CVS Corporation                         105,175           5,300   Solectron Corporation                  212,662
   6,800   Cendant Corporation                     125,800           3,080   Sun Microsystems, Inc.                 288,606
   2,600   Chase Manhattan Bank                    226,687           1,500   Sycamore Networks, Inc.                193,500
   2,400   Ciena Corp.                             302,700           2,600   Target Corp.                           194,350
   4,800   Cisco Systems                           371,100           3,100   Teradyne, Inc.                         254,200
   5,150   Citigroup Inc.                          308,356           6,000   Tyco Industries, Inc.                  300,750
   8,400   Columbia/HCA Healthcare Corp.           212,625           2,500   United Parcel Service, Inc.            157,471
   4,000   Compaq Computer Corp.                   108,000           5,625   Walt Disney Co.                        232,031
   1,300   Corning, Inc.                           252,200           2,900   Warner Lambert & Co.                   283,294
   5,040   EMC Corporation                         635,040           3,850   Weatherford International, Inc.        225,225
   4,600   Enron Corporation                       344,425           8,200   Webvan Group, Inc.                      63,037
   2,900   Goldman Sachs, Inc.                     305,225           3,200   Xilinx Inc.                            265,000
   3,500   Honeywell International, Inc.           184,406             950   i2 Technologies, Inc.                  116,019

                                                                             TOTAL EQUITY                        11,272,265

                                                                             CASH EQUIVALENT                        263,112

                                                                             TOTAL ASSETS                        11,535,377


                         THE CHESAPEAKE CORE GROWTH FUND

                     Performance Update - $25,000 Investment

                     For the period from September 29,1997
                (Commencement of Operations) to February 29, 2000


[Line Graph Here]:
-------------------------------------------------------
                 The Chesapeake    S&P 500 Total
                Core Growth Fund   Return Index
-------------------------------------------------------
   9/29/97          $25,000          $25,000
  11/30/97           24,825           25,123
   2/28/98           26,872           27,701
   5/31/98           27,649           28,907
   8/31/98           23,391           25,458
  11/30/98           28,676           31,067
   2/28/99           31,781           33,168
   5/31/99           41,198           34,984
   8/31/99           34,736           35,596
  11/30/99           41,998           37,559
   2/29/00           52,961           37,058


This graph depicts the performance of The Chesapeake Core Growth Fund versus the S&P 500 Total Return Index. It is important to note that The Chesapeake Core Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

--------------------------------------------
       One Year          Since Inception
--------------------------------------------
        66.64%                36.38%
--------------------------------------------


The graph assumes an initial $25,000 investment at September 29, 1997. All dividends and distributions are reinvested.

At February 29, 2000, The Chesapeake Core Growth Fund would have grown to $52,961 - total investment return of 111.84% since September 29, 1997.

At February 29, 2000, a similar investment in the S&P 500 Total Return Index would have grown to $37,058 - total investment return of 48.23% since September 29, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.63%

       Aerospace & Defense - 1.12%
            The Boeing Company .................................................                     3,500               $   129,063
                                                                                                                         -----------

       Apparel Manufacturing - 1.41%
         (a)Jones Apparel Group, Inc. ..........................................                     7,200                   162,900
                                                                                                                         -----------

       Commercial Services - 2.24%
         (a)Cendant Corporation ................................................                     6,800                   121,125
            United Parcel Service, Inc. ........................................                     2,500                   136,563
                                                                                                                         -----------
                                                                                                                             257,688
                                                                                                                         -----------
       Computers - 7.74%
            EMC Corporation ....................................................                     5,040                   599,760
         (a)Sun Microsystems, Inc. .............................................                     3,080                   293,370
                                                                                                                         -----------
                                                                                                                             893,130
                                                                                                                         -----------
       Computer Software & Services - 11.64%
         (a)BEA Systems, Inc. ..................................................                     3,000                   379,687
         (a)BMC Software, Inc. .................................................                     2,420                   111,320
         (a)i2 Technologies, Inc. ..............................................                     2,000                   327,000
            IMS Health Incorporated ............................................                     6,300                   127,575
         (a)Oracle Corporation .................................................                     3,800                   282,150
         (a)Vignette Corporation ...............................................                       500                   115,250
                                                                                                                         -----------
                                                                                                                           1,342,982
                                                                                                                         -----------
       Electrical Equipment - 1.46%
            Honeywell International Inc. .......................................                     3,500                   168,875
                                                                                                                         -----------

       Electronics - 2.34%
         (a)Teradyne, Inc. .....................................................                     3,100                   269,700
                                                                                                                         -----------

       Electronics - Semiconductor - 3.63%
         (a)SDL, Inc. ..........................................................                       400                   164,000
         (a)Xilinx, Inc. .......................................................                     3,200                   255,200
                                                                                                                         -----------
                                                                                                                             419,200
                                                                                                                         -----------
       Entertainment - 1.54%
            The Walt Disney Company ............................................                     5,300                   177,550
                                                                                                                         -----------

       Financial - Banks, Commercial - 1.03%
            Bank of America Corporation ........................................                     2,590                   119,302
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 4.87%
            Banc One Corporation ...............................................                     5,300               $   137,137
            Citigroup Inc. .....................................................                     5,150                   266,191
         (a)The Chase Manhattan Corporation ....................................                     2,000                   159,250
                                                                                                                         -----------
                                                                                                                             562,578
                                                                                                                         -----------
       Financial - Securities Broker - 2.32%
            The Goldman Sachs Group, Inc. ......................................                     2,900                   268,250
                                                                                                                         -----------

       Food - Wholesale - 0.81%
         (a)Webvan Group Inc. ..................................................                     8,200                    93,275
                                                                                                                         -----------

       Forest Products & Paper - 0.99%
            International Paper Company ........................................                     3,100                   114,119
                                                                                                                         -----------

       Medical - Biotechnology - 12.73%
         (a)Affymetrix, Inc. ...................................................                       800                   231,700
         (a)Amgen, Inc. ........................................................                     5,200                   354,575
         (a)Human Genome Sciences, Inc. ........................................                     2,600                   567,450
            Medtronic, Inc. ....................................................                     6,500                   315,656
                                                                                                                         -----------
                                                                                                                           1,469,381
                                                                                                                         -----------
       Medical - Hospital Mgmt & Service - 1.41%
            Columbia/HCA Healthcare Corporation ................................                     8,400                   162,750
                                                                                                                         -----------

       Medical Supplies - 1.04%
         (a)Boston Scientific Corporation ......................................                     6,600                   120,450
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.09%
            Corning Incorporated ...............................................                     1,300                   244,400
            Tyco International Ltd. ............................................                     6,000                   227,625
                                                                                                                         -----------
                                                                                                                             472,025
                                                                                                                         -----------
       Oil & Gas - Domestic - 2.74%
            Enron Corp. ........................................................                     4,600                   316,538
                                                                                                                         -----------

       Pharmaceuticals - 3.31%
            Pharmacia & Upjohn, Inc. ...........................................                     2,800                   133,350
            Warner-Lambert Company .............................................                     2,900                   248,131
                                                                                                                         -----------
                                                                                                                             381,481
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                    Shares                 (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Retail - Drug Stores - 0.85%
            CVS Corporation ....................................................                     2,800               $    98,000
                                                                                                                         -----------

       Retail - General Merchandise - 1.33%
            Target Corporation .................................................                     2,600                   153,400
                                                                                                                         -----------

       Scientific & Electrical Instruments - 3.14%
         (a)Agilent Technologies, Inc. .........................................                     3,500                   362,906
                                                                                                                         -----------

       Telecommunications - 8.27%
         (a)CIENA Corporation ..................................................                     2,600                   415,513
         (a)Sycamore Networks, Inc. ............................................                     1,500                   222,000
         (a)Cisco Systems, Inc. ................................................                     2,400                   317,250
                                                                                                                         -----------
                                                                                                                             954,763
                                                                                                                         -----------
       Telecommunications Equipment - 13.28%
         (a)ADC Telecommunications, Inc. .......................................                     5,000                   224,375
         (a)Infonet Services Corporation - Class B .............................                     5,800                   160,225
         (a)JDS Uniphase Corporation ...........................................                     1,400                   369,250
         (a)Nokia Oyj - ADR ....................................................                     1,600                   318,000
            Telefonaktiebolaget LM Ericsson - ADR ..............................                     4,800                   460,800
                                                                                                                         -----------
                                                                                                                           1,532,650
                                                                                                                         -----------
       Utilities - Electric - 1.89%
         (a)The AES Corporation ................................................                     2,600                   217,912
                                                                                                                         -----------

       Utilities - Telecommunications - 2.41%
         (a)MCI WorldCom, Inc. .................................................                     6,222                   277,657
                                                                                                                         -----------

            Total Common Stocks (Cost $7,416,235) .................................................                       11,498,525
                                                                                                                         -----------

INVESTMENT COMPANY - 0.46%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares .............................................. 53,250                    53,250
            (Cost $53,250)                                                                                               -----------


Total Value of Investments (Cost $7,469,485 (b)) ..................................................         100.09 %    $11,551,775
Liabilities In Excess of Other Assets .............................................................          (0.09)%         (9,881)
                                                                                                            ------      -----------
       Net Assets .................................................................................         100.00 %    $11,541,894
                                                                                                            ======      ===========



                                                                                                                         (Continued)

       C>

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000






       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $7,483,621.  Unrealized appreciation (depreciation)
            of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..............................................................................      $ 4,623,240
            Unrealized depreciation ..............................................................................         (555,086)
                                                                                                                        -----------

                            Net unrealized appreciation ..........................................................      $ 4,068,154
                                                                                                                        ===========
































See accompanying notes to financial statements

                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          February 29, 2000



ASSETS
       Investments, at value (cost $7,469,485) ..........................................................                $11,551,775
       Income receivable ................................................................................                      5,674
                                                                                                                         -----------

            Total assets ................................................................................                 11,557,449
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     15,555
                                                                                                                         -----------

NET ASSETS
       (applicable to 594,210 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $11,541,894
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($11,541,894 / 594,210 shares) ...................................................................                     $19.42
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $ 6,819,277
       Undistributed net realized gain on investments ...................................................                    640,327
       Net unrealized oappreciation on investments ......................................................                  4,082,290
                                                                                                                         -----------
                                                                                                                         $11,541,894
                                                                                                                         ===========

























See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended February 29, 2000



INVESTMENT LOSS

       Income
            Dividends .....................................................................................             $    52,964
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                  80,628
            Fund administration fees (note 2) .............................................................                   6,064
            Custody fees ..................................................................................                   4,446
            Registration and filing administration fees (note 2) ..........................................                   2,996
            Fund accounting fees (note 2) .................................................................                  21,000
            Audit fees ....................................................................................                  17,957
            Securities pricing fees .......................................................................                   3,415
            Shareholder administration fees (note 2) ......................................................                  12,500
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   3,404
            Registration and filing expenses ..............................................................                   5,800
            Printing expenses .............................................................................                   4,294
            Trustee fees and meeting expenses .............................................................                   7,010
            Other operating expenses ......................................................................                   2,509
                                                                                                                        -----------

                  Total expenses ..........................................................................                 181,023
                                                                                                                        -----------

                  Less:
                       Expense reimbursements (note 4) ....................................................                  (5,446)
                       Investment advisory fees waived (note 2) ...........................................                 (69,737)
                       Fund administration fees waived (note 2) ...........................................                  (4,882)
                       Shareholder administration fees waived (note 2) ....................................                  (8,339)
                                                                                                                        -----------

                  Net expenses ............................................................................                  92,619
                                                                                                                        -----------

                       Net investment loss ................................................................                 (39,655)
                                                                                                                        -----------


       REALIZED AND UNREALIZED GAIN ON INVESTMENTS

            Net realized gain from investment transactions ................................................               1,466,680
            Increase in unrealized appreciation on investments ............................................               3,065,717
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               4,532,397
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 4,492,742
                                                                                                                        ===========







See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Year ended           Year ended
                                                                                                  February 29,         February 28,
                                                                                                      2000                 1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment loss ..............................................................       $   (39,655)         $   (33,853)
          Net realized gain from investment transactions ...................................         1,466,680              175,957
          Increase in unrealized appreciation on investments ...............................         3,065,717              581,260
                                                                                                   -----------          -----------

              Net increase in net assets resulting from operations .........................         4,492,742              723,364
                                                                                                   -----------          -----------

     Distributions to shareholders from
          Net realized gain from investment transactions ...................................          (744,241)                   0
                                                                                                   -----------          -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............         1,743,880             (722,119)
                                                                                                   -----------          -----------

                   Total increase in net assets ............................................         5,492,381                1,245

NET ASSETS

     Beginning of year .....................................................................         6,049,513            6,048,268
                                                                                                   -----------          -----------

     End of year ...........................................................................       $11,541,894          $ 6,049,513
                                                                                                   ===========          ===========



(a) A summary of capital share activity follows:

                                             ---------------------------------------------------------------------------------------
                                                                    Year ended                                Year ended
                                                                 February 29, 2000                         February 28, 1999

                                                            Shares               Value                Shares               Value
                                             ---------------------------------------------------------------------------------------

Shares sold ..............................                    71,242          $ 1,034,336              200,589          $ 2,203,206
Shares issued for reinvestment
     of distributions ....................                    48,484              744,241                    0                    0
                                                         -----------          -----------          -----------          -----------

                                                             119,726            1,778,577              200,589            2,203,206

Shares redeemed ..........................                    (2,420)             (34,697)            (287,983)          (2,925,325)
                                                         -----------          -----------          -----------          -----------

     Net increase (decrease) .............                   117,306          $ 1,743,880              (87,394)         $  (722,119)
                                                         ===========          ===========          ===========          ===========







See accompanying notes to financial statements


                                                   THE CHESAPEAKE CORE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)




------------------------------------------------------------------------------------------------------------------------------------
                                                                           Year ended           Year ended        Period ended
                                                                          February 29,         February 28,       February 28,
                                                                              2000                 1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .............................            $12.68               $10.72               $10.00

      Income from investment operations
           Net investment loss ...................................             (0.07)               (0.07)               (0.01)
           Net realized and unrealized gain on investments .......              8.18                 2.03                 0.75
                                                                         -----------          -----------          -----------

                Total from investment operations .................              8.11                 1.96                 0.74
                                                                         -----------          -----------          -----------

      Distributions to shareholders from
           Distribution in excess of net investment income .......             (0.00)                0.00                (0.02)
           Net realized gain from investment transactions ........             (1.37)                0.00                 0.00
                                                                         -----------          -----------          -----------

                Total distributions ..............................             (1.37)                0.00                (0.02)
                                                                         -----------          -----------          -----------

Net asset value, end of period ...................................            $19.42               $12.68               $10.72
                                                                         ===========          ===========          ===========


Total return .....................................................             66.64 %              18.27 %               7.49 %
                                                                         ===========          ===========          ===========


Ratios/supplemental data

      Net assets, end of period ..................................       $11,541,894          $ 6,049,513          $ 6,048,268
                                                                         ===========          ===========          ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........              2.25 %               2.73 %               3.19 % (b)
           After expense reimbursements and waived fees ..........              1.15 %               1.39 %               1.24 % (b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .........             (1.59)%              (1.89)%              (2.19)% (b)
           After expense reimbursements and waived fees ..........             (0.49)%              (0.55)%              (0.24)% (b)


      Portfolio turnover rate ....................................            130.44 %             174.44 %              29.83 %




(a) For the period from September 29, 1997 (Commencement of Operations) to February 28, 1998.

(b) Annualized.



See accompanying notes to financial statements


                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Chesapeake Core Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act"), as amended. The Fund began operations on September 29, 1997. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since the Fund intends to distribute substantially all taxable income to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends annually on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending February 29.


                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor intends to voluntarily waive all or a portion of its fee. There can be no assurance that the foregoing voluntary fee waiver will continue. The Advisor has voluntarily waived its fee amounting to $69,737 ($0.13 per share) for the fiscal year ended February 29, 2000.

         The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.075% of the Fund's average daily net assets. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities. The Administrator has voluntarily waived a portion of its total fees amounting to $13,221 ($0.02 per share) for the fiscal year ended February 29, 2000.

         NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments other than short-term investments aggregated $11,261,361 and $10,349,061, respectively, for the fiscal year ended February 29, 2000.


NOTE 4 - EXPENSE REDUCTION

         The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the year ended February 29, 2000, the Fund's expenses were reduced by $5,446 under this agreement.



                                                                     (Continued)

                         THE CHESAPEAKE CORE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000



NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total $1.37 per share distribution for the year ended February 29, 2000, $0.41 represents long-term capital gains and the remaining $0.96 represents the short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Gardner Lewis Investment  Trust and  Shareholders of
  The Chesapeake Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of The Chesapeake Core Growth Fund, including the portfolio of investments, as of February 29, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended February 29, 2000 and February 28, 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of February 29, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chesapeake Core Growth Fund as of February 29, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP


Princeton, New Jersey
March 22, 2000

________________________________________________________________________________


                            THE CHESAPEAKE AGGRESSIVE
                                   GROWTH FUND

________________________________________________________________________________


                 a series of the Gardner Lewis Investment Trust






                             Semi-Annual Report 2000


                        FOR THE PERIOD ENDED FEBRUARY 29






                               INVESTMENT ADVISOR
                         Gardner Lewis Asset Management
                        285 Wilmington-West Chester Pike
                         Chadds Ford, Pennsylvania 19317



                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-430-3863

                    _______________________________________

                              THE CHESAPEAKE FUNDS
                    _______________________________________


                                                       April 3, 2000




Dear Shareholder:

         The Chesapeake Aggressive Growth Fund closed the first quarter with a gain of 14.8%. This gain compares to gains of 2.3% for the S&P 500 and 7.1% for the Russell 2000. This quarterly letter, the 40th one we have written, brings to close our firm's tenth year in business. Over this time we have made tens of thousands of telephone calls to, and met with, thousands of companies. The net result has been success across the market cap spectrum. Our Smaller Cap, Growth (mid cap), Core Growth (large cap) disciplines have outperformed both the S&P 500 and the Russell 2000 since their respective inceptions. This is despite volatile environments and those environments from time to time favoring other investment styles. Throughout our tenure, one thing has rung true perhaps more than any other. Ultimately stock price will reflect underlying company fundamentals.

         This simple understanding is not only what drives us, but also what grounds us when market volatility rears its head. We have been amazed in recent months both by the intraday and the intraweek movements in market indices. Reactive investors have been panicked to buy and panicked to sell based solely on price action. All the while, fundamentals have been relatively constant.

         This psychological tug of war has been centered around the desire to be invested in or divested of either the "new economy" or the "old economy". Not one of us here has been able to locate either one of these economies. The only one we seem to be able to find is the one that we have been investing in for years. The point is that no one need make an either-or decision.

         We have visited with automotive parts suppliers whose factories would be thought leading edge in Silicon Valley. And, we have visited with companies whose involvement with the internet has brought them great investor notoriety, but whose business models we thought doomed for failure from the beginning. Whether supposed "new economy" or "old", for us it is always about the same thing. How defensible is this company's position? What catalyst for positive change exists? At what rate can this company grow? And, how is its stock currently priced?

         We believe that many of today's technological innovators, those with evolutionary product or service and proprietary position will continue to experience dramatic success. Those whose companies were formulated simply to catch part of this amazing wave of available investment capital will not. We missed the e-tailers' dramatic moves to the upside in 1998 because we could neither grow comfortable with their business models nor their valuations. Given that this group was responsible for the heaviest contribution to index results by a wide margin in that year, our lack of ownership certainly hurt our comparative returns. But now that many of these e-commerce companies are at the point of bankruptcy and their stock prices reflect this, we feel somewhat vindicated. We will attempt to avoid the hundreds of companies that in the next couple of years will suffer the fate of the also-ran e-tailers. But, at the same time, we will attempt to capitalize on the unprecedented technological changes that are now shaping and reshaping our lives.


Fund Administration                                           Investment Advisor
107 North Washington Street                       Gardner Lewis Asset Management
Post Office Drawer 4365                       285 Wilmington - West Chester Pike
Rocky Mount, North Carolina  27803-0365          Chadds Ford, Pennsylvania 19317
(800) 430-3863                                                    (610) 558-2800

         As to what are now being simplistically categorized as "old economy" companies, similar statements can be made. Those that do not adapt to a more fiercely competitive landscape simply will not succeed. Those that will succeed are adapting already. In coming quarters this dichotomy will become more apparent.

         Many of the so-called "new economy" companies are evidencing extremely strong fundamentals. Many of the so-called "old economy" companies are also evidencing strong fundamentals, just not as strong. However, they are less expensive. We own some of both because our bottom-up fundamental approach has led us to them. But whether labeled "new" or "old" economy, we expect our companies to exceed Wall Street's expectations. Our process attempts to avoid the significant number that will not. For despite "new/old" distinctions, minefields still exist and navigating them is important.

         We dig every day in all sectors of the economy, and the opportunity in a number of them is now very compelling. Our current positioning is intended to best advantage us of the good news we expect forthcoming in our portfolio companies. As in the past, these positions will change when we discover other opportunities we think better.

         In one  final  note,  we  would  like to  welcome  Brett  Nelson,  John
Fraunces, and Joel Fishbein to our research staff and Sharon Hayden to our settlements area. Have a pleasant Spring!

Sincerely,


/s/ W. Whitfield Gardner                          /s/ John L. Lewis, IV

W. Whitfield Gardner                              John L. Lewis, IV

                _______________________________________________

                     THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                _______________________________________________

                                 March 31, 2000


Investment Strategy
--------------------------------------------------------------------------------

The Chesapeake Aggressive Growth Fund seeks capital appreciation primarily through investments in small and medium growth equities. The cornerstone of the fund's intensive in-house fundamental analysis is constant contact with the management, customers, competitors, and suppliers of both current and potential investments.


Investment Guidelines
--------------------------------------------------------------------------------

The Fund seeks companies that:

o are experiencing a rapid growth rate - companies in our portfolio are forecasted to grow their profits in excess of 20% annually;
o  are selling at a stock price not yet fully reflective of their growth rate;
o are undergoing a positive change created by new products, managements, distribution strategies or manufacturing technologies;
o  have a strong balance sheet;
o  are less susceptible to macroeconomic change.


The Largest Industry Groups
--------------------------------------------------------------------------------

[Pie Chart Here]

     Business Services            6.5%
     Computer Software            8.1%
     Electronics/Instruments      8.9%
     Energy Services              4.4%
     Financial Services           4.3%
     Healthcare Delivery          4.8%
     Pharmaceuticals              5.2%
     Retail Sales & Distribution  6.4%
     Semiconductors & Related    27.6%
     All Others                  16.9%


About The Investment Advisor
--------------------------------------------------------------------------------

Gardner Lewis Asset management serves as investment advisor to the Chesapeake Family of Funds. Overall, through the funds and separately managed accounts, Gardner Lewis invests approximately $4 billion in growth equities for both institutions and individuals including some of the top foundations, endowments, and pension plans in the U.S. Gardner Lewis was founded in 1990 and employs a staff of 29. The research team is comprised of 16.

Ten Largest Holdings
----------------------------------------------------

1.  LSI Logic Corp.                    4.5%
2.  TriQuint Semiconductor             3.5%
3.  Atmel Corp.                        3.1%
4.  Jones Apparel Group                2.9%
5.  Cognizant Technology Solutions     2.8%
6.  Pinnacle Systems, Inc.             2.4%
7.  Power-One, Inc.                    2.3%
8.  Semtech Corp.                      2.1%
9.  Novellus Systems, Inc.             2.1%
10. LTX Corp.                          2.1%


Portfolio Characteristics
----------------------------------------------------
Overall Assets ($MM)                    402
Number of Companies                     111
5 Yr. Historical Earnings Growth        22%
Earnings Growth - net year              36%
P/E Ratio - next year                    34
  (Gardner Lewis earnings estimates)


Performance Summary
----------------------------------------------------
                                                               Annualized
--------------------------------------------------------------------------------
        The Chesapeake            Quarter                                Since
Aggressive Growth Fund              End        1 Year      5 Year      Inception
--------------------------------------------------------------------------------
Without the sales load
             deduction             14.8%        89.1%       20.4%        20.8%
--------------------------------------------------------------------------------
    Net of the maximum
            Sales load^1           11.4%        83.5%       19.6%        20.3%
--------------------------------------------------------------------------------

1 The maximum sales load for the Fund is 3%. The inception date of the Fund was January 4, 1993. The performance quoted represents past performance and is not a guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.



For more complete information regarding The Fund or to obtain an additional copy of the prospectus please call (800)430-3863 or contact Gardner Lewis Asset Management, the Investment Advisor at (610)558-2800.


                Must be accompanied or preceded by a prospectus.
                   Capital Investment Group, Inc., Distributor
                            Raleigh, NC (800)525-3863


                           _______________________________________________

                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND
                           _______________________________________________

                                      PORTFOLIO OF INVESTMENTS
                                             (unaudited)
                                           March 31, 2000

-------------------------------------------------   ------------------------------------------------
Quantity      Security               Market Value   Quantity    Security                Market Value
=================================================   ================================================
   52,200 ART Technology Group, Inc.   3,428,887       84,600 Kent Electronics Corp.      2,469,262
  100,500 ASM International N.V.       2,914,500       67,900 Kopin Corp.                 4,668,125
  187,600 AVT Corp                     2,216,025      247,200 LSI Logic Corp.            17,952,900
  138,700 Adaptec, Inc.                5,357,287      181,000 LTX Corp.                   8,178,937
   70,200 Advanced Radio Telecom       2,325,375       69,600 Lifeminders.com, Inc.       4,724,100
   55,000 Allied Capital Corp.           959,062      289,500 Lifepoint Hospitals Inc.    4,812,937
   44,300 Alpha Industries, Inc.       4,208,500      162,000 Linens'n Things             5,548,500
  151,000 American Capital Strategies  3,831,625       36,200 MKS Instruments, Inc.       1,828,100
   72,500 American Eagle Outfitters    2,750,469       55,000 MRV Communications, Inc.    5,039,375
  230,900 Americredit Corp.            3,766,556       92,700 Marine Drilling Companies   2,543,456
  165,800 Ames Department Stores       4,072,462       24,800 Maxim Pharmaceuticals       1,164,050
  122,900 Amkor Technology Inc.        6,521,381       65,900 Nabors Industries, Inc.     2,557,744
  102,800 Antec Corp.                  4,606,725      134,000 NextCard, Inc.              2,049,781
  168,100 Apria Healthcare Group, Inc. 2,426,944      105,500 Nova Corporation            3,072,687
   54,100 Arthrocare                   4,977,200      150,000 Novellus Systems, Inc.      8,418,750
  103,050 Atlas Air Inc.               2,820,994       83,000 Open Market, Inc.           2,137,250
  235,900 Atmel Corp.                 12,178,337      208,200 P-Com, Inc.                 3,851,700
3,281,536 Aura Systems, Inc.           1,312,614       31,700 PRI Automation, Inc.        1,937,662
  108,000 BMC Software, Inc.           5,332,500      105,800 Peregrine Systems, Inc.     7,095,212
  111,000 Bally Total Fitness Holdings 2,719,500       75,200 Pinnacle Holdings, Inc.     4,042,000
  131,100 Biomatrix, Inc.              3,187,369      280,600 Pinnacle Systems, Inc.      9,329,950
   43,100 Biomet, Inc.                 1,567,762       79,700 PolyMedica Corp.            4,682,375
   61,300 Brooks Automation, Inc.      3,831,250      151,900 Power-One, Inc.             9,170,962
   46,500 C-Cube Microsystems, Inc.    3,385,781       48,100 Progenics Pharmaceuticals   3,367,000
  159,000 CEC Entertainment Inc.       4,312,875       15,000 QRS Corp.                   1,128,750
   11,100 CNet Networks, Inc.            562,631       85,000 Quantum Corp                  956,250
   69,000 CTS Corp.                    3,933,000       59,800 Rent-Way Inc.               1,166,100
  170,400 Callaway Golf Company        2,641,200      197,300 Rowan Companies             5,808,019
  351,400 Caremark RX, Inc.            1,471,487       32,900 SEI Investments Company     3,732,094
  119,100 Cash America International   1,481,306       51,700 ST Assembly Test Svc. Ltd.  2,507,450
  109,100 Checkfree Holdings Corp.     7,691,550      132,500 Semtech Corp.               8,488,281
  174,200 Cognizant Tech. SolutioNS   10,887,500      197,700 Sensormatic Electronics     4,435,894
   20,860 Comverse Technology, Inc.    3,942,540       54,537 Shire Pharmaceuticals ADR   2,795,021
   58,000 Credence Systems Corp.       7,257,250       79,900 Sonic Automotive, Inc.        754,056
  112,200 Digital Microwave Corp.      3,800,775       25,100 Spyglass, Inc.              1,946,427
   21,200 Diversa Corporation            996,400      115,212 System Software Assoc. Inc.   172,818
   72,900 Diversinet Corp.             1,303,087       90,300 Technology Solutions          823,987
   90,300 ELoyalty Corp.               2,155,912       75,000 Telocity, Inc.                928,125
   52,900 EMC Corporation              6,665,400       86,700 Texas BioTechnology Corp.   1,240,894
   85,900 Edison Schools, Inc.         1,685,787       11,000 Three-Five Systems, Inc.      660,000
   17,200 Energy Conversion Devices      351,525      189,200 TriQuint Semiconductor     13,906,200
  130,600 Ensco International, Inc.    4,717,925      127,100 Unify Corp.                 2,597,606
   55,000 Entrust Technologies, Inc.   4,679,297       48,380 Universal Health Services   2,370,620
   48,976 Excite@Home                  1,613,147      173,000 Uniview Technologies, Corp.   843,375
   25,300 Gene Logic, Inc.             1,064,181      122,100 ValueVision International   5,051,887
   66,100 Gerald Stevens Inc.            528,800      160,300 Varco International, Inc.   2,023,787
   59,800 Getty Images Inc. New        2,149,062       33,200 Varian Medical Systems      1,514,750
   64,100 Gilead Sciences, Inc.        4,062,337       28,700 Veeco Instruments, Inc.     2,123,800
   67,700 ILEX Oncology, Inc.          2,843,400       31,800 Visual Network, Inc.        1,804,650
  117,100 Immunomedics                 3,022,644       47,100 White Pine Software, Inc.   1,695,600
   43,550 Insight Enterprises, Inc.    1,586,853       11,956 Wilshire Technologies Warrants    120
   32,800 Integrated Devices Tech.     1,299,700       31,900 Xcare.net Inc.                458,562
   23,000 InterVU, Inc.                2,070,000       60,200 Xircom, Inc.                2,227,400
   33,400 Interdigital Communications    835,000       41,000 Zale Corporation            1,934,687
  163,200 International Fibercom Inc.  3,876,000      187,400 eMachines, Inc.             1,124,400
  358,000 Jones Apparel Group, Inc.   11,321,750

                                                              TOTAL EQUITY              395,373,863

                                                              CASH EQUIVALENT             6,726,131

                                                              TOTAL ASSETS              402,099,994

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 99.32%

       Apparel Manufacturing - 1.95%
         (a)Jones Apparel Group, Inc. ..............................................                 358,000             $ 8,099,750
                                                                                                                         -----------

       Auto/Rental Leasing - 0.24%
         (a)Rent-Way, Inc. .........................................................                  59,800               1,012,863
                                                                                                                         -----------

       Biopharmaceuticals - 1.08%
         (a)Progenics Pharmaceuticals, Inc. ........................................                  48,100               4,473,300
                                                                                                                         -----------

       Broadcast - Radio and Television - 1.93%
         (a)ValueVision International, Inc. ........................................                 160,200               8,010,000
                                                                                                                         -----------

       Commercial Services - 0.85%
         (a)Edison Schools Inc. ....................................................                  85,900               1,116,700
         (a)NOVA Corporation .......................................................                 105,500               2,433,094
                                                                                                                         -----------
                                                                                                                           3,549,794
                                                                                                                         -----------
       Computers - 3.09%
         (a)Adaptec, Inc. ..........................................................                 138,700               5,686,700
         (a)EMC Corporation ........................................................                  52,900               6,295,100
         (a)uniView Technologies Corporation .......................................                 173,000                 848,790
                                                                                                                         -----------
                                                                                                                          12,830,590
                                                                                                                         -----------
       Computer Software & Services - 17.99%
         (a)Art Technology Group, Inc. .............................................                  26,100               3,771,450
         (a)At Home Corporation ....................................................                  48,976               1,680,489
         (a)AVT Corporation ........................................................                 187,600               4,959,675
         (a)BMC Software, Inc. .....................................................                 108,000               4,968,000
         (a)CheckFree Holdings Corporation .........................................                 103,500               9,101,531
         (a)CNET, Inc. .............................................................                  11,100                 742,313
         (a)Cognizant Technology Solutions Corporation .............................                  87,100               9,504,787
         (a)Diversinet Corp. .......................................................                  72,900               1,945,519
         (a)eLoyalty Corporation ...................................................                  90,300               2,759,794
         (a)Entrust Technologies ...................................................                  55,000               4,853,750
         (a)Inprise Corporation ....................................................                 236,800               2,397,600
         (a)InterVU Inc. ...........................................................                  23,000               3,402,563
         (a)Lifeminders.com, Inc. ..................................................                  61,000               3,240,625
         (a)Onvia.com, Inc. ........................................................                   3,300                  69,300
         (a)Pinnacle Systems, Inc. .................................................                 140,300               7,032,538
         (a)Peregrine Systems, Inc. ................................................                 105,800               5,779,325
         (a)QRS Corporation ........................................................                  15,000               1,415,625
            Spyglass, Inc. .........................................................                  25,100               1,468,350



                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                   Shares                  (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Computer Software & Services - (Continued)
            System Software Associates, Inc. ...................................                   115,212               $   144,015
         (a)Technology Solutions Company .......................................                    90,300                   654,675
         (a)Unify Corporation ..................................................                   127,100                 2,430,787
         (a)Visual Networks, Inc. ..............................................                    26,900                 1,768,675
         (a)XCare.net, Inc. ....................................................                    31,900                   606,100
                                                                                                                         -----------
                                                                                                                          74,697,486
                                                                                                                         -----------
       Diversified Operations - 0.27%
         (a)Aura Systems, Inc. .................................................                 3,281,536                 1,115,722
                                                                                                                         -----------

       Electronics - 10.15%
            Cohu, Inc. .........................................................                    15,000                   845,625
            CTS Corporation ....................................................                    69,000                 4,433,250
         (a)Kent Electronics Corporation .......................................                    84,600                 2,865,825
         (a)Kopin Corporation ..................................................                   127,600                 9,458,350
         (a)LTX Corporation ....................................................                   181,000                 7,635,937
         (a)Novellus Systems, Inc. .............................................                   166,500                 9,875,531
         (a)Power-One, Inc. ....................................................                   143,400                 7,044,525
                                                                                                                         -----------
                                                                                                                          42,159,043
                                                                                                                         -----------
       Electronics - Semiconductor - 19.44%
            Alpha Industries, Inc. .............................................                    44,300                 6,431,806
         (a)Amkor Technology, Inc. .............................................                   122,900                 6,383,119
         (a)Atmel Corporation ..................................................                   292,700                14,488,650
         (a)C-Cube Microsystems, Inc. ..........................................                    46,500                 4,336,125
         (a)Integrated Device Technology, Inc. .................................                    32,800                 1,209,500
         (a)LSI Logic Corporation ..............................................                   257,000                16,448,000
         (a)Semtech Corporation ................................................                   132,500                 8,281,250
         (a)St Assembly Test Services ..........................................                    13,700                   657,600
         (a)TriQuint Semiconductor, Inc. .......................................                   189,200                22,467,500
                                                                                                                         -----------
                                                                                                                          80,703,550
                                                                                                                         -----------
       Environmental Control - 0.38%
         (a)Republic Services, Inc. ............................................                   146,700                 1,577,025
                                                                                                                         -----------

       Financial - Consumer Credit - 1.51%
         (a)Americredit Corp. ..................................................                   230,900                 3,218,169
         (a)NextCard, Inc. .....................................................                   134,000                 3,031,750
                                                                                                                         -----------
                                                                                                                           6,249,919
                                                                                                                         -----------





                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Financial - Non-Banks - 1.10%
            Allied Capital Corporation .............................................                  55,000             $   955,625
            American Capital Strategies, Ltd. ......................................                 151,000               3,624,000
                                                                                                                         -----------
                                                                                                                           4,579,625
                                                                                                                         -----------
       Financial Services - 0.68%
            SEI Investments Company ................................................                  31,400               2,804,412
                                                                                                                         -----------

       Foreign - 0.79%
         (a)ASM International N.V ..................................................                 100,500               3,278,813
                                                                                                                         -----------

       Leisure Time - 1.21%
         (a)Bally Total Fitness Holding Corporation ................................                 111,000               2,962,312
            Callaway Golf Company ..................................................                 170,400               2,066,100
                                                                                                                         -----------
                                                                                                                           5,028,412
                                                                                                                         -----------
       Machine - Construction & Mining - 0.13%
            Terex Corporation ......................................................                  45,000                 531,562
                                                                                                                         -----------

       Machine - Diversified - 4.00%
         (a)Brooks Automation, Inc. ................................................                  61,300               4,428,925
         (a)Credence Systems Corporation ...........................................                  58,000               7,728,500
         (a)FSI International, Inc. ................................................                  67,300               1,316,556
         (a)PRI Automation, Inc. ...................................................                  31,700               2,532,037
         (a)Semitool, Inc. .........................................................                  14,000                 588,000
                                                                                                                         -----------
                                                                                                                          16,594,018
                                                                                                                         -----------
       Medical - Biotechnology - 2.31%
         (a)Diversa Corporation ....................................................                  21,200               2,830,200
         (a)Gene Logic Inc. ........................................................                  56,800               6,780,500
                                                                                                                         -----------
                                                                                                                           9,610,700
                                                                                                                         -----------
       Medical - Hospital Management & Services - 2.61%
         (a)Apria Healthcare Group Inc. ............................................                 168,100               2,332,387
         (a)Caremark Rx, Inc. ......................................................                 351,400               1,581,300
         (a)LifePoint Hospitals, Inc. ..............................................                 289,500               4,360,594
            Universal Health Services, Inc. ........................................                  65,900               2,561,863
                                                                                                                         -----------
                                                                                                                          10,836,144
                                                                                                                         -----------
       Medical Supplies - 3.78%
         (a)ArthroCare Corporation .................................................                  54,100               6,681,350
            Biomet, Inc. ...........................................................                  43,100               1,422,300
         (a)Biomatrix, Inc. ........................................................                 131,100               3,892,031
         (a)Polymedica Corporation .................................................                  79,700               3,691,106
                                                                                                                         -----------
                                                                                                                          15,686,787
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Miscellaneous - Distribution & Wholesale - 1.31%
         (a)Getty Images, Inc. .........................................................                55,000           $ 2,829,062
         (a)Insight Enterprises, Inc. ..................................................                83,250             2,611,969
                                                                                                                         -----------
                                                                                                                           5,441,031
                                                                                                                         -----------
       Miscellaneous - Manufacturing - 0.09%
         (a)Energy Conversion Devices, Inc. ............................................                17,200               384,850
            Wilshire Technologies, Warrants, expires 11/28/2002 ........................                11,956                     0
                                                                                                                         -----------
                                                                                                                             384,850
                                                                                                                         -----------
       Oil & Gas - Equipment & Services - 3.69%
            ENSCO International Incorporated ...........................................               135,400             4,095,850
         (a)Marine Drilling Companies, Inc. ............................................                92,700             2,114,719
         (a)Nabors Industries, Inc. ....................................................                65,900             2,364,162
            Rowan Companies, Inc. ......................................................               197,300             4,957,162
            Varco International, Inc. ..................................................               160,300             1,773,319
                                                                                                                         -----------
                                                                                                                          15,305,212
                                                                                                                         -----------
       Pharmaceuticals - 2.74%
         (a)Gilead Sciences, Inc. ......................................................                64,100             4,903,650
         (a)ILEX Oncology, Inc. ........................................................                67,700             3,274,988
         (a)Shire Pharmaceuticals Group PLC ............................................                66,522             3,193,056
                                                                                                                         -----------
                                                                                                                          11,371,694
                                                                                                                         -----------
       Restaurants & Food Services - 0.87%
         (a)CEC Entertainment Inc. .....................................................               159,000             3,617,250
                                                                                                                         -----------

       Retail - Apparel - 0.45%
         (a)American Eagle Outfitters, Inc. ............................................                72,500             1,848,750
                                                                                                                         -----------

       Retail - Automotive Parts - 0.16%
         (a)Sonic Automotive, Inc. .....................................................                79,900               684,144
                                                                                                                         -----------

       Retail - Department Stores - 0.56%
         (a)Ames Department Stores, Inc. ...............................................               165,800             2,341,925
                                                                                                                         -----------

       Retail - Specialty Line - 1.56%
            Cash America International, Inc. ...........................................               119,100             1,339,875
         (a)Gerald Stevens, Inc. .......................................................                66,100               421,388
         (a)Linens 'n Things, Inc. .....................................................               162,000             3,189,375
         (a)Zale Corporation ...........................................................                41,000             1,542,625
                                                                                                                         -----------
                                                                                                                           6,493,263
                                                                                                                         -----------




                                                                                                                         (Continued)

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          February 29, 2000
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications - 6.37%
         (a)Advanced Radio Telecom Corp. ...........................................                  70,200             $ 2,685,150
         (a)Concord Communications, Inc. ...........................................                  15,200                 680,200
         (a)InterDigital Communications Corporation ................................                  33,400               1,066,713
         (a)MRV Communications, Inc. ...............................................                  96,400              15,116,725
         (a)Pinnacle Holdings Inc. .................................................                  75,200               4,399,200
         (a)Xircom, Inc. ...........................................................                  60,200               2,500,184
                                                                                                                         -----------
                                                                                                                          26,448,172
                                                                                                                         -----------
       Telecommunications Equipment - 5.43%
         (a)ANTEC Corporation ......................................................                 102,800               5,441,975
         (a)Comverse Technology, Inc. ..............................................                  22,060               4,343,063
         (a)Digital Microwave Corporation ..........................................                  95,300               3,180,637
         (a)Internationsl Fibercom, Inc. ...........................................                 144,000               4,536,000
         (a)NETRIX Corporation .....................................................                  50,000               1,243,750
         (a)P-COM, Inc. ............................................................                 208,200               3,799,650
                                                                                                                         -----------
                                                                                                                          22,545,075
                                                                                                                         -----------
       Transportation - Air - 0.60%
         (a)Atlas Air, Inc. ........................................................                 103,050               2,492,523
                                                                                                                         -----------

            Total Common Stocks (Cost $210,772,448) ................................                                     412,403,404
                                                                                                                         -----------

INVESTMENT COMPANY - 0.17%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 692,870                 692,870
              (Cost $692,870)                                                                                            -----------


Total Value of Investments (Cost $211,465,318 (b)) .................................                   99.49 %          $413,096,274
Other Assets Less Liabilities ......................................................                    0.51 %             2,112,501
                                                                                                      ------            ------------
       Net Assets ..................................................................                  100.00 %          $415,208,775
                                                                                                      ======            ============

       (a)  Non-income producing investment.

       (b)  Aggregate  cost for  federal  income  tax  purposes  is the  $174,776,664.  Unrealized  appreciation  (depreciation)  of investments for federal income tax purposes is as follows:

                    Unrealized appreciation ........................................                                   $256,018,371
                    Unrealized depreciation ........................................                                    (17,698,761)
                                                                                                                       ------------

                       Net unrealized appreciation .................................                                   $238,319,610
                                                                                                                       ============


See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          February 29, 2000
                                                             (Unaudited)


ASSETS
      Investments, at value (cost $211,465,318) .......................................................                 $413,096,274
      Income receivable ...............................................................................                       28,058
      Receivable for investments sold .................................................................                    5,955,820
      Receivable for fund shares sold .................................................................                        6,507
                                                                                                                        ------------

           Total assets ...............................................................................                  419,086,659
                                                                                                                        ------------

LIABILITIES
      Accrued expenses ................................................................................                       32,591
      Payable for investment purchases ................................................................                    3,785,988
      Payable for fund shares redeemed ................................................................                        1,119
      Disbursements in excess of cash on demand deposit ...............................................                       58,186
                                                                                                                        ------------

           Total liabilities ..........................................................................                    3,877,884
                                                                                                                        ------------

NET ASSETS
      (applicable to 14,796,017 shares outstanding; unlimited
       shares of no par value beneficial interest authorized) .........................................                 $415,208,775
                                                                                                                        ============

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
      ($415,208,775 / 14,796,017 shares) ..............................................................                 $      28.06
                                                                                                                        ============

OFFERING PRICE PER SHARE
      (100 / 97 of $28.06) ............................................................................                 $      28.93
                                                                                                                        ============

NET ASSETS CONSIST OF
      Paid-in capital .................................................................................                 $179,847,367
      Undistributed net realized gain on investments ................................................                     33,730,452
      Net unrealized appreciation on investments ....................................................                    201,630,956
                                                                                                                        ------------
                                                                                                                        $415,208,775
                                                                                                                        ============


















See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                   Period ended February 29, 2000
                                                             (Unaudited)


INVESTMENT LOSS

      Income
           Dividends ...................................................................................              $     205,245
                                                                                                                      -------------

      Expenses
           Investment advisory fees (note 2) ...........................................................                  1,968,003
           Fund administration fees (note 2) ...........................................................                    143,012
           Custody fees ................................................................................                     12,059
           Registration and filing administration fees (note 2) ........................................                      3,117
           Fund accounting fees (note 2) ...............................................................                     10,500
           Audit fees ..................................................................................                      8,101
           Legal fees ..................................................................................                      8,724
           Securities pricing fees .....................................................................                      3,499
           Shareholder servicing fees ..................................................................                     25,000
           Shareholder recordkeeping fees ..............................................................                      6,081
           Shareholder servicing expenses ..............................................................                     19,692
           Registration and filing expenses ............................................................                      3,714
           Printing expenses ...........................................................................                     13,966
           Trustee fees and meeting expenses ...........................................................                      3,972
           Other operating expenses ....................................................................                     20,614
                                                                                                                      -------------

               Total expenses ..........................................................................                  2,250,054
                                                                                                                      -------------

                    Less expense reimbursements (note 4) ...............................................                    (33,768)
                                                                                                                      -------------

               Net expenses ............................................................................                  2,216,286
                                                                                                                      -------------

                    Net investment loss ................................................................                 (2,011,041)
                                                                                                                      -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

      Net realized gain from investment transactions ................................................                    47,144,770
        Increase in unrealized appreciation on investments ..........................................                   133,453,983
                                                                                                                      -------------

           Net realized and unrealized gain on investments ..........................................                   180,598,753
                                                                                                                      -------------

               Net increase in net assets resulting from operations .................................                 $ 178,587,712
                                                                                                                      =============











See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                                             (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Period ended          Year ended
                                                                                                 February 29,          August 31,
                                                                                                 2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

     Operations
         Net investment loss .............................................................       $  (2,011,041)       $  (4,041,891)
         Net realized gain(loss)from investment transactions .............................          47,144,770           (1,409,378)
         Increase in unrealized appreciation on investments ..............................         133,453,983          119,786,543
                                                                                                 -------------        -------------

              Net increase in net assets resulting from operations .......................         178,587,712          114,335,274
                                                                                                 -------------        -------------

     Distributions to shareholders from
         Net realized gain from investment transactions ..................................          (9,840,604)         (26,811,798)
                                                                                                 -------------        -------------

     Capital share transactions
         Decrease  in net assets resulting from capital share transactions (a) ...........         (39,619,401)        (171,246,000)
                                                                                                 -------------        -------------

                   Total increase (decrease) in net assets ...............................         129,127,707          (83,722,524)

NET ASSETS

     Beginning of period .................................................................         286,081,068          369,803,592
                                                                                                 -------------        -------------

     End of period .......................................................................       $ 415,208,775        $ 286,081,068
                                                                                                 =============        =============



(a) A summary of capital share activity follows:

                                                  ----------------------------------------------------------------------------------
                                                                  Period ended                               Year ended
                                                                February 29, 2000                          August 31, 1999

                                                           Shares               Value                Shares                Value
                                                  ----------------------------------------------------------------------------------

Shares sold ......................................           703,238        $  14,164,016            2,212,958        $  34,202,677
Shares issued for reinvestment
     of distributions ............................           490,847            9,630,408            1,782,993           26,370,458
                                                       -------------        -------------        -------------        -------------

                                                           1,194,085           23,794,424            3,995,951           60,573,135

Shares redeemed ..................................        (3,419,096)         (63,413,825)         (14,770,790)        (231,819,135)
                                                       -------------        -------------        -------------        -------------

     Net decrease ................................        (2,225,011)       $ (39,619,401)         (10,774,839)       $(171,246,000)
                                                       =============        =============        =============        =============






See accompanying notes to financial statements

                                                THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                             (Unaudited)


                                                 Period ended       Year ended      Year ended       Year ended       Year ended
                                                 February 29,       August 31,      August 31,       August 31,       August 31,
                                                 2000               1999            1998             1997             1996
                                                 --------------     -------------   -------------    -------------    ------------
Net asset value, beginning of period                     $16.81            $13.30          $22.44           $16.88          $20.70

      Income (loss) from investment operations
           Net investment (loss) income                   (0.14)            (0.24)          (0.24)           (0.22)          (0.18)
           Net realized and unrealized
               gain (loss) on investments                 10.72              4.89           (6.02)            6.84           (2.53)
                                                 --------------     -------------   -------------    -------------    ------------

               Total from investment operations           10.58              4.65           (6.26)            6.62           (2.71)
                                                 --------------     -------------   -------------    -------------    ------------

      Distributions to shareholders from
           Net realized gain from
              investment transactions                      0.67             (1.14)          (2.88)           (1.06)          (1.11)
                                                 --------------     -------------   -------------    -------------    ------------

Net asset value, end of period                           $28.06            $16.81          $13.30           $22.44          $16.88
                                                 ==============     =============   =============    =============    ============

Total return                                              72.47 %(b)        36.16 %        (32.12) %         41.14 %        (12.81)%
                                                 ==============     =============   =============    =============    ============

Ratios/supplemental data
      Net assets, end of period                    $415,208,775      $286,081,068    $369,803,592     $613,488,902    $460,307,496
                                                 ==============     =============   =============    =============   =============

      Ratio of expenses to average net assets
           Before expense reimbursements
               and waived fees                             1.43 %(a)         1.42 %          1.40 %           1.42 %          1.42 %
           After expense reimbursements
               and waived fees                             1.41 %(a)         1.39 %          1.40 %           1.42 %          1.42 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements
               and waived fees                            (1.31)%(a)        (1.15)%         (1.15)%          (1.17)%         (1.05)%
           After expense reimbursements
               and waived fees                            (1.29)%(a)        (1.12)%         (1.15)%          (1.17)%         (1.05)%

      Portfolio turnover rate                             45.99 %          110.27 %         86.18 %         115.51 %        110.04 %

(a)   Annualized.
(b)   Aggregate return. Not annualized.

See accompanying notes to financial statements

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000
                                   (Unaudited)



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Chesapeake Aggressive Growth Fund (the "Fund"), formerly known as The Chesapeake Growth Fund prior to November 1, 1997, is a diversified series of shares of beneficial interest of the Gardner Lewis Investment Trust (the "Trust"). The Trust is an open-end investment company which was organized in 1992 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, (the "Act") as amended. The Fund began operations on January 4, 1993. The investment objective of the Fund is to seek capital appreciation through investments in equity securities, consisting primarily of common and preferred stocks and securities convertible into common stocks. The following is a summary of significant accounting policies followed by the Fund:

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Investment companies are valued at net asset value. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $2,011,041 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease undistributed net short-term capital gains.


     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends annually, payable on a date selected by the Trust's Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in November out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending August 31.


                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000
                                   (Unaudited)



     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Gardner Lewis Asset Management (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.25% of the Fund's average daily net assets.

     The Fund's administrator, The Nottingham Company, (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.20% of the Fund's first $25 million of average daily net assets, 0.15% of the next $25 million, and 0.075% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. The Administrator also charges for certain expenses involved with the daily valuation of portfolio securities.

     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the period ended February 29, 2000, the Distributor retained sales charges in the amount of $558.

     Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments other than short-term investments aggregated $145,270,586 and $194,888,671, respectively, for the period ended February 29, 2000.


NOTE 4 - EXPENSE REDUCTIONS

     The Advisor has transacted certain portfolio trades with brokers who paid a portion of the Fund's expenses. For the period ended February 29, 2000, the Fund's expenses were reduced by $33,768 under this agreement.


                                                                     (Continued)

                      THE CHESAPEAKE AGGRESSIVE GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                February 29, 2000
                                   (Unaudited)



NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gains to its shareholders. Of the total amount of $0.67 per share distributions for the period ended February 29, 2000, $0.25 per share is classified as long-term capital gains and $0.42 per share is classified as short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.